    As filed with the Securities and Exchange Commission on March 29, 2001

                                         Securities Act Registration No. 2-27058
                                        Investment Company Act File No. 811-1519
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 45

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23

                        State Farm Associates' Funds Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code        (309) 766-2029


                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Roger S. Joslin                                  Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602
--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

                 It is proposed that this filing will become effective:
                          [ ] immediately upon filing pursuant to rule 485(b)
                          [X] on April 1, 2001 pursuant to rule 485(b)
                          [ ] 60 days after filing pursuant to rule 485(a)(1)
                          [ ] on April 1, 2001 pursuant to rule 485(a)(1)
                          [ ] 75 days after filing pursuant to rule 485(a)(2)
                          [ ] on ___________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                                     [LOGO]

                       State Farm Associates' Funds Trust


                          -  State Farm Growth Fund
                          -  State Farm Balanced Fund
                          -  State Farm Interim Fund
                          -  State Farm Municipal Bond Fund


                             THREE STATE FARM PLAZA
                        BLOOMINGTON, ILLINOIS 61791-0001

        OFFERED TO THE AGENTS AND EMPLOYEES OF THE STATE FARM INSURANCE
                          COMPANIES AND THEIR FAMILIES

                             ---------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                           PROSPECTUS--APRIL 1, 2001

                               TABLE OF CONTENTS

                                                                Page
                                                              --------
INVESTMENTS, RISKS AND PERFORMANCE..........................      3
        State Farm Growth Fund..............................      3
        State Farm Balanced Fund............................      5
        State Farm Interim Fund.............................      7
        State Farm Municipal Bond Fund......................      9
HOW THE FUNDS INVEST........................................     11
        Growth Fund.........................................     11
        Balanced Fund.......................................     11
        Interim Fund........................................     12
        Municipal Bond Fund.................................     13
RISKS.......................................................     14
HOW TO BUY FUND SHARES......................................     15
        Who May Invest......................................     15
        Minimum Investments.................................     15
        How to Buy..........................................     15
        Share Price.........................................     17
HOW TO REDEEM FUND SHARES...................................     18
        Signature Guarantee.................................     20
TAX-QUALIFIED ACCOUNTS......................................     21
MANAGEMENT OF THE FUNDS.....................................     22
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     22
FINANCIAL HIGHLIGHTS........................................     24

-------
     2

                       INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

                             STATE FARM GROWTH FUND

WHAT IS GROWTH FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?

    Objective. Growth Fund seeks long-term growth of capital which may be supplemented by income.

    Principal Investment Strategies. Growth Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the "Manager"), investment adviser to the State Farm Associates' Funds Trust (the "Trust"), chooses stocks for the Growth Fund's portfolio for their long-term potential to generate capital gains, but may also consider a stock's long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund's investments are in companies with market capitalizations of at least $1.5 billion.

    In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

- Strong cash flow and a recurring revenue stream

- A strong industry position

- A strong financial position

- Strong management with a clearly defined strategy

- Capability to develop new or superior products or services

    The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN GROWTH FUND?

    The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business and are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in foreign securities present risks which in some ways may be greater than in U.S. investments, including currency exchange rate fluctuation; less available public information about issuers; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable market practices, political instability and exchange rate controls that could prevent the conversion of local currencies into U.S. dollars.

IS GROWTH FUND AN APPROPRIATE INVESTMENT FOR ME?

    Because of the variable nature of the stock market, Growth Fund should be considered a long-term investment, designed to provide the best results when held for several years or more. The Fund may not be suitable for you if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

                                                                         -------

HOW HAS GROWTH FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  41.88%
1992   2.12%
1993   0.55%
1994   6.02%
1995  30.69%
1996  17.16%
1997  31.11%
1998  20.34%
1999  18.72%
2000  -5.38%

TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 19.82%,
    during the fourth quarter of 1998.


Worst quarter: -7.57%,
    during the third quarter of 1999.


    The following table shows the Average Annual Total Return on an investment in the Fund compared to changes in the Standard & Poor's 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 2000:

                        Growth Fund    S&P 500 Index*
                       -------------   --------------
1 year                        -5.38%           -9.11%
5 years                       15.73%           18.35%
10 years                      15.41%           17.46%

------------------------

* The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of Growth Fund. Unlike an investment in the Growth Fund, returns of the S&P 500 Index do not reflect expenses of investing.

WHAT ARE THE COSTS OF INVESTING IN GROWTH FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        Shareholder Transaction Expenses
                   (fees paid directly from your investment)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

Management fees                           0.10%
Distribution (12b-1) fees                  None
Other expenses                            0.01%
                                          -----
Total Annual Fund Operating Expenses      0.11%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year               $ 11
After 3 years              $ 35
After 5 years              $ 62
After 10 years             $141

-------
     4

                            STATE FARM BALANCED FUND

WHAT IS BALANCED FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?

    Objective. Balanced Fund seeks long-term growth of principal while providing some current income.

    Principal Investment Strategies. Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    The Balanced Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in companies with market capitalizations of at least $1.5 billion.

    Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

    The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN BALANCED FUND?

    The Fund usually invests a majority of its assets in common stocks which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

    The Fund's investments in bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

IS BALANCED FUND AN APPROPRIATE INVESTMENT FOR ME?

    The Fund might be appropriate for you if you are seeking:

- long-term growth potential;

- a substantial measure of downside protection; and

- the convenience of a balanced portfolio in a single investment.

    Because the Fund usually invests the majority of its assets in common stocks, the Fund should be considered a long-term investment. The Fund is not an appropriate investment for you if you have a

                                                                         -------
short-term investment horizon and are unwilling to accept share price fluctuations.

HOW HAS BALANCED FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  39.21%
1992   5.38%
1993   3.30%
1994   5.01%
1995  25.07%
1996  13.07%
1997  22.16%
1998  13.49%
1999   9.74%
2000  -0.75%

TOTAL RETURN
The Fund's best and worst quarters during the last 10 years were:

Best quarter: 14.66%,
    during the first quarter of 1991.


Worst quarter: -5.26%,
    during the third quarter of 1999.


    The following table shows the Average Annual Total Return on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2000:

                                                       Lehman
                          Balanced       S&P 500      Intermed.
                            Fund          Index*       Index**
                        ------------   ------------   ---------
1 year                        -0.75%         -9.11%     10.26%
5 years                       11.29%         18.35%      6.13%
10 years                      13.01%         17.46%      7.17%

------------------------

 * The S&P 500 Index is a capitalization-weighted measure of 500 large U.S. companies.


** The Lehman Brothers Intermediate Treasury Index contains approximately 83 U.S. Treasury securities with maturities ranging from one to ten years.


   The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, returns in the indices do not reflect expenses of investing.

WHAT ARE THE COSTS OF INVESTING IN BALANCED FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        Shareholder Transaction Expenses
                   (fees paid directly from your investment)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

Management fees                           0.12%
Distribution (12b-1) fees                  None
Other expenses                            0.01%
                                          -----
Total Annual Fund Operating Expenses      0.13%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year                   $ 13

After 3 years                  $ 42

After 5 years                  $ 73

After 10 years                 $166

-------
     6

                            STATE FARM INTERIM FUND

WHAT IS INTERIM FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?

    Objective. Interim Fund seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

    Principal Investment Strategies. The Fund invests in high quality debt securities with short-and intermediate-term maturities, including:

- U.S. government obligations,

- high quality corporate obligations, and

- high quality commercial paper and other money market instruments.

    The Manager typically distributes the Fund's investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields that are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager would sell securities that produce the least amount of capital gains.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN INTERIM FUND?

    The chief risks of investing in Interim Fund are interest rate risk, credit risk and inflation risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing in high quality securities.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

IS AN INVESTMENT IN INTERIM FUND APPROPRIATE FOR ME?

    The Fund might be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

    The Fund is not an appropriate investment for you if you are seeking long term growth of capital.

HOW HAS INTERIM FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the

                                                                         -------
variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  12.23%
1992   6.29%
1993   6.84%
1994  -0.78%
1995  12.51%
1996   4.17%
1997   7.08%
1998   7.84%
1999   0.85%
2000   9.42%

TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 4.18%,
    during the fourth quarter of 1991.

Worst quarter: -1.20%,
    during the first quarter of 1994.

    The table below shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2000:

                                          Lehman
                                         1-5 Year
                                      U.S. Treasury
                       Interim Fund       Index*
                       ------------   --------------
1 year                   9.42  %           8.96%
5 years                  5.82  %           6.02%
10 years                 6.56  %           6.80%

------------------------


 * The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 59 U.S. Treasury Securities with maturities ranging from one to five years. The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, returns of the Lehman 1-5 Year U.S. Treasury Index do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN INTERIM FUND?

    Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        Shareholder Transaction Expenses
                   (fees paid directly from your investment)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

Management fees                           0.16%
Distribution (12b-1) fees                  None
Other expenses                            0.04%
                                          -----
Total Annual Fund Operating Expenses      0.20%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year               $ 20
After 3 years              $ 64
After 5 years              $113
After 10 years             $255

-------
     8

                         STATE FARM MUNICIPAL BOND FUND

WHAT IS MUNICIPAL BOND FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRINCIPAL INVESTMENT STRATEGIES?

    Objective. Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

    Principal Investment Strategies. Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax, and at this time, the Fund does not intend to purchase municipal obligations that are subject to alternative minimum tax.

    The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), meaning that up to 30% of the Fund's total assets may be invested in medium and lower-quality bonds.

    The Manager usually will hold municipal bonds for the Fund until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund if its credit risk increases significantly.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN MUNICIPAL BOND FUND?

    The chief risks of investing in Municipal Bond Fund are interest rate risk, credit risk, and inflation risk, and you can lose money by investing in the Fund.

    Interest rate risk is the risk that the Fund's investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

    Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.

    Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

    An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

IS AN INVESTMENT IN MUNICIPAL BOND FUND APPROPRIATE FOR ME?

    The Fund may be an appropriate investment for you if you want regular tax-free dividends, or to reduce taxes on your investment income.

    The Fund is not an appropriate investment for you if you are seeking long-term capital growth, or if you are investing through an IRA, 401(k) plan or some other kind of tax-deferred account.

                                                                         -------

HOW HAS MUNICIPAL BOND FUND PERFORMED?

    The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund's returns year by year. The table compares the Fund's average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  11.05%
1992   7.78%
1993   9.79%
1994  -2.54%
1995  13.37%
1996   4.24%
1997   7.27%
1998   6.05%
1999  -1.04%
2000   9.96%

TOTAL RETURN

The Fund's best and worst quarters during the last 10 years were:

Best quarter: 5.18%,
    during the second quarter of 1995.

Worst quarter: -3.23%,
    during the first quarter of 1994.

    The following table shows the Average Annual Total Return on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2000:

                        Municipal   Lehman Municipal
                        Bond Fund     Bond Index*
                        ---------   ----------------
1 year                    9.96%          11.68%
5 years                   5.23%           5.84%
10 years                  6.48%           7.32%

------------------------


* The Lehman Brothers Municipal Bond Index includes approximately 40,000 municipal bonds that have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing.


WHAT ARE THE COSTS OF INVESTING IN MUNICIPAL BOND FUND?

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

                        Shareholder Transaction Expenses
                   (fees paid directly from your investment)

Maximum sales charge                      None
Redemption fee                            None
Exchange fee                              None

                            Fund Operating Expenses
                 (expenses that are deducted from Fund assets)

Management fees                           0.12%
Distribution (12b-1) fees                  None
Other expenses                            0.03%
                                          -----
Total Annual Fund Operating Expenses      0.15%

Example. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

After 1 year               $ 15
After 3 years              $ 48
After 5 years              $ 85
After 10 years             $192

-------
     10

                              HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

    General. Each Fund has its own investment objective. The Trust's Board of Trustees may change these investment objectives without a vote of the Trust's shareholders.

GROWTH FUND

    Common Stocks. Growth Fund invests most of its assets in common stock and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock's potential to generate growth in income. Although there is no restriction on the size of the companies in which Growth Fund may invest, ordinarily most of the Fund's investments are in large companies.

    Short-term Investments. Under ordinary circumstances, the Fund is substantially fully invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

    Foreign Stocks. Growth Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

BALANCED FUND

    Balanced Fund invests in common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

    Common Stocks. The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund's common stock investments are in large companies.

    Fixed Income Securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income. Under most circumstances, the Fund's investments in bonds are primarily in intermediate or long term investment grade securities. Although usually the majority of the Fund's assets are invested in common stocks, the Fund may for a time choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

    In choosing bonds and preferred stocks for the portfolio, the Manager looks for issuers that it believes will be able to meet their obligations promptly even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

    The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody's or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. For more

                                                                         -------
information, see "Description of Bond Ratings" in the Statement of Additional Information.

    Foreign Stocks. Like Growth Fund, Balanced Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the United States and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

    The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

    The Fund may be a complete investment program in that the Fund's investments are balanced among common stocks, convertible securities and both short-term and long-term fixed income investments.

INTERIM FUND

    Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

    Quality.  The Fund invests in the following types of securities:

- Obligations of or guaranteed by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

- Corporate debt securities that Moody's or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

- Commercial paper and other money market instruments that Moody's rates Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

    One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager considers the reasons for the loss or change of the rating in determining whether or not to sell that security.

    Maturity. Interim Fund's investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund's holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

    The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

    At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.

    The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting thorough credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager would sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio.

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     12

Usually, the Manager would sell securities that produce the least amount of capital gains.

    Short-term Investments. Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

MUNICIPAL BOND FUND

    Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

    States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax.

    Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or
(2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

    The Fund usually holds its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). A bond may be sold if its credit risk increases significantly.

    Quality. Under ordinary circumstances at least 70% of the Fund's total assets will consist of municipal bonds rated A or better by Moody's or S&P, money market securities and cash. Up to 30% of the Fund's total assets may be invested in municipal bonds that are unrated or rated less than A by Moody's or by S&P.

    Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk.

    Maturity. The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund's investments are in issues with maturities longer than five years.

    Short-term Investments. The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund's assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

                                                                         -------

                                     RISKS
--------------------------------------------------------------------------------

    Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

    Market Risk. Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

    Foreign Investing. Growth Fund and Balanced Fund have the ability to invest up to 25% of their total assets in foreign equity securities and depositary receipts. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

    Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations.

    Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.

    Interest Rate Risk. An investment in Interim Fund or Municipal Bond Fund is subject to interest rate risk, as is an investment in Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.

    Credit Risk. The bond investments of Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk--the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.

    Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy.

    Income Risk. Income risk is the risk that the income from a Fund's bond investments will decline because of falling market interest rates. This risk applies to investments in Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

    Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of the Fund's distributions. Inflation risk applies particularly to fixed-income investments, like those of Interim Fund, Municipal Bond Fund and the bond component of Balanced Fund.

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     14

                             HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

WHO MAY INVEST

    Shares of the Funds may be purchased by current and retired agents and employees of the State Farm Insurance Companies and by their family members.

    "Family member" is defined as:

- Legally married spouse

- Lineal ascendants (e.g., parents, grandparents, etc.) and spousal lineal ascendants

- Lineal descendants (e.g., children, grandchildren, etc.) including stepchildren, court appointed foster children, and legally adopted children

    If you are a Fund shareowner who is not eligible to invest in the Funds, you may maintain and add to your established registration(s), but you may not open any new registrations.

    Some State Farm agents purchase shares of the State Farm Funds as an investment for a qualified retirement plan. When this occurs, participating employees of the State Farm agent may need to establish a State Farm Funds IRA account into which the agent makes plan contributions. If you have a State Farm Funds IRA account into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.

MINIMUM INVESTMENTS


To open an account by check:          $50
To open an account by payroll
  deduction:                          $20
Subsequent investments by check,
  ACH or automatic investing:         $50
Subsequent investments by payroll
  deduction:                          $20

    The Manager reserves the right to charge a low balance fee or close an account if the account balance falls below $10. The Manager waives this right for accounts participating in the automatic investment plan.

HOW TO BUY

    You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the State Farm Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

    You may make subsequent investments at any time by mailing a check to the Manager along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account.

    In Writing. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds," a properly completed ACH authorization, and/or an authorization for payroll deduction.

    By Telephone. The Telephone Purchase Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Purchase Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-0740.

    If you currently do not have the Telephone Purchase Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

                                                                         -------

    During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Purchase Privilege authorizes the Manager to act upon an instruction by telephone to purchase shares for any account for which the Telephone Purchase Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.

    By Payroll Deduction. If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

    You may authorize, change or cancel your payroll deduction by completing and signing the reverse side of the detachable investment slip and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

    By Automatic Investing. The automatic investment plan allows you to make regular investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investors Account Services Form, which you can obtain by calling 1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

    By Exchange. You may buy shares of any of the Funds by redeeming part or all of the shares in another Fund, without charge. You have to meet the minimum investment requirements of the Fund into which you are exchanging, and the written or telephone redemption requirements described in this prospectus.

    An exchange is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, please read the description of the Fund to be purchased in this prospectus.

    A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names.

    By Telephone Exchange. The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

    The Manager and the Funds will employ reasonable procedures, including recording of

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     16
telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

    The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

    During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

    Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

General Policies on Buying Shares

- Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund's net asset value next determined after the Manager receives your purchase order.

- Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. You may, however, at any time, request in writing or by calling 1-800-447-0740 to have your income dividends and capital gain distributions paid to you in cash.

- Stock certificates will not be issued.

- The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the automatic investment plan method. You will receive confirmation of your purchases by payroll deduction and by the automatic investment plan method promptly after the end of each calendar quarter.

- Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

- A Fund will not accept third party checks unless a company affiliated with the Manager issues the check.

SHARE PRICE

    Each Fund buys and sells its shares each day at the net asset value per share. A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value of each Fund is computed daily at the close of regular session trading on the New York Stock Exchange ("NYSE"). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

    Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Board of Trustees of the Fund believes reflects a fair value.

    Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities-- traded primarily on foreign exchanges--a Fund's share price may change on days when the Fund is not open for purchase or sale.

                                                                         -------

                           HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

    You may redeem shares of any of the Funds by sending a written request, by telephone, by fax, by using our systematic withdrawal program, or by exchanging into another Fund.

    By Written Request. You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri, 64121-9548

    Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

    If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

    All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

    If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under "Signature Guarantee."

    By Telephone Redemption. The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investors Account Services Form. Your signature on the Investors Account Services Form must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities.

    During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

    Although the Application or the Investors Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

    The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds

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     18
of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

    By Fax. You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

    A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.

    Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. The $100 minimum does not apply to systematic withdrawals from tax-qualified accounts.

    You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the address shown below.

General Redemption Policies:

- Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

- The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

- Payment for shares redeemed will be mailed to the shareholder(s) address of record or electronically transferred to the shareholder's pre-designated bank account within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected, which may take up to 15 days from the date of purchase.

- You may change your address of record by calling 1-800-447-0740, or by sending a written request to the Manager. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.

- If your redemption proceeds are paid to you by check and if you would like the check delivered via overnight mail, a fee of $15.00 will be deducted from your redemption proceeds.

- For IRA non-systematic withdrawals, a shareowner should complete the Distribution Request Form which can be obtained by calling 1-800-447-0740. An IRA shareowner who participates in the Systematic Withdrawal Program is not required to complete the Distribution Request Form.

- If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method, the redemption proceeds will usually be deposited in your pre-designated bank account within one or two days after the processing of the redemption request. With the wire transfer method,

                                                                         -------
  the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:
  State Farm Mutual Funds
  P.O. Box 219548
  Kansas City, Missouri 64121-9548
  If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

- Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

SIGNATURE GUARANTEE

    A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear, together with the signature of each registered owner, either:

- on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

- on a separate "stock power," an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

- on the back of each stock certificate tendered for redemption;

- if you request that a redemption check be made payable to anyone other than the shareholders(s) of record;

- if you request that a redemption check be mailed to an address other than the address of record; or

- on the Investors Account Services Form used to establish Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

-------
     20

                             TAX-QUALIFIED ACCOUNTS
--------------------------------------------------------------------------------

    Tax-qualified accounts allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. Municipal Bond Fund does not accept investments by tax-qualified plans.

- Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to save up to $2,000 per year ($4,000 for most married couples). If your spouse has less than $2,000 in taxable compensation, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $4,000.

- Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $2,000 per person per year. Contributions to Roth IRAs are not tax-deductible and earnings are not taxable upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2,
  (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

- Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually for a child under the age of 18. Although contributions to an Education IRA are not deductible for federal income tax purposes, the proceeds are generally not taxable provided withdrawals are used to pay for qualified higher education expenses. If contributions are made to a qualified state tuition program for a child, contributions may not be made to an Education IRA during that tax year.

- Other retirement plans--The Funds may be used as investments by other kinds of retirement plans. All of these accounts need to be established by the trustee of the plan. The Funds do not offer prototype retirement plans.

    The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include the applicable IRA Disclosure Statement. It contains more detailed information about the requirements for specific IRA accounts.

    For more information about the tax advantages and consequences of investing in any of these plans, please consult your tax adviser.

                                                                         -------

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

    State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, is the investment adviser to the Funds and manages each Fund's business and affairs, subject to the overall supervision of the Board of Trustees. Since 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.

    For its services, the Manager receives a fee, calculated as a percentage of each Fund's average daily net assets. For the fiscal year ended November 30, 2000, the management fees paid by the Funds were:

Growth Fund                                                                 0.10%
Balanced Fund                                                               0.12%
Interim Fund                                                                0.16%
Municipal Bond Fund                                                         0.12%

    Each Fund employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of the Trust.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

    Growth Fund and Balanced Fund ordinarily pay dividends semi-annually in June and December, and capital gain distributions, if any, annually in December.

    Interim Fund and Municipal Bond Fund declare dividends daily and pay them quarterly. Shares of Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, annually in December.

    All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

    Taxes On Distributions. Distributions are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

    Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31.

    For federal tax purposes, a Fund's income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain classification as short-term versus long-term depends on the length of time that the Fund held the asset it sold.

    Every January, each of your Funds will send you and the IRS a statement--called Form 1099--showing the amount of every taxable distribution you received in the previous calendar year.

    Taxes On Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares

-------
     22
and the price you receive when you sell them. You may be subject to tax.

    Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

    A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed or exchanged and their cost basis.

    To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                                                         -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, is included in the November 30, 2000 annual report. The annual report may be obtained from the Funds upon request without charge.

    PER SHARE INCOME AND CAPITAL CHANGES (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):

                                  GROWTH FUND

                                                                          2000        1999       1998       1997       1996
                                                                          ----        ----       ----       ----       ----

Net asset value, beginning of year                                      $  51.96       44.65      39.48      34.55      29.40

Income from Investment Operations

  Net investment income                                                     0.65        0.62       0.61       0.62       0.63

  Net gain or (loss) on investments
    (both realized and unrealized)                                         (1.21)       7.33       6.33       7.23       5.17
                                                                        --------     -------    -------    -------    -------

    Total from investment operations                                       (0.56)       7.95       6.94       7.85       5.80
                                                                        --------     -------    -------    -------    -------

Less Distributions

  Net investment income                                                    (0.65)      (0.59)     (0.64)     (0.61)     (0.53)

  Capital gains                                                            (0.23)      (0.05)     (1.13)     (2.31)     (0.12)
                                                                        --------     -------    -------    -------    -------

    Total distributions                                                    (0.88)      (0.64)     (1.77)     (2.92)     (0.65)
                                                                        --------     -------    -------    -------    -------

Net asset value, end of year                                            $  50.52       51.96      44.65      39.48      34.55
                                                                        ========     =======    =======    =======    =======

Total Return                                                               (1.20)%     17.93%     18.17%     24.80%     20.09%

Ratios/Supplemental Data

  Net assets, end of year (millions)                                    $2,842.7     2,786.4    2,285.5    1,821.1    1,362.9

  Ratio of expenses to average net assets                                   0.11%       0.12%      0.12%      0.12%      0.13%

  Ratio of net investment income to average net assets                      1.16%       1.27%      1.47%      1.78%      1.88%

  Portfolio turnover rate                                                      3%          2%         1%         6%        16%

-------
     24

                                 BALANCED FUND

                                                     2000           1999           1998           1997           1996
                                                     ----           ----           ----           ----           ----
Net asset value, beginning of year                  $52.79         49.54          46.09          42.04          37.76

Income from Investment Operations

  Net investment income                               1.50          1.51           1.54           1.40           1.39

  Net gain or (loss) on investments
    (both realized and unrealized)                   (0.91)         3.23           4.14           5.45           4.38
                                                    ------         -----          -----          -----          -----

    Total from investment operations                  0.59          4.74           5.68           6.85           5.77
                                                    ------         -----          -----          -----          -----

Less Distributions

  Net investment income                              (1.56)        (1.47)         (1.54)         (1.47)         (1.30)

  Capital gains                                      (0.57)        (0.02)         (0.69)         (1.33)         (0.19)
                                                    ------         -----          -----          -----          -----

    Total distributions                              (2.13)        (1.49)         (2.23)         (2.80)         (1.49)
                                                    ------         -----          -----          -----          -----

Net asset value, end of year                        $51.25         52.79          49.54          46.09          42.04
                                                    ======         =====          =====          =====          =====

Total Return                                          0.97%         9.72%         12.72%         17.33%         15.78%

Ratios/Supplemental Data

  Net assets, end of year (millions)                $945.8         990.7          893.2          762.3          626.1

  Ratio of expenses to average net assets             0.13%         0.13%          0.14%          0.14%          0.15%

  Ratio of net investment income to average net
    assets                                            2.74%         2.96%          3.34%          3.42%          3.63%

  Portfolio turnover rate                                5%            5%             2%             6%             9%

                                                                         -------

                                  INTERIM FUND

                                                                         2000     1999     1998      1997      1996
                                                                         ----     ----     ----      ----      ----
Net asset value, beginning of year                                      $ 9.47     9.98     9.85      9.98     10.15

Income from Investment Operations

  Net investment income                                                   0.63     0.64     0.68      0.69      0.70

  Net gain or (loss) on investments
    (both realized and unrealized)                                        0.08    (0.51)    0.13     (0.13)    (0.17)
                                                                        ------    -----    -----     -----     -----

    Total from investment operations                                      0.71     0.13     0.81      0.56      0.53
                                                                        ------    -----    -----     -----     -----

Less Distributions

  Net investment income                                                  (0.63)   (0.64)   (0.68)    (0.69)    (0.70)
                                                                        ------    -----    -----     -----     -----

    Total distributions                                                  (0.63)   (0.64)   (0.68)    (0.69)    (0.70)
                                                                        ------    -----    -----     -----     -----

Net asset value, end of year                                            $ 9.55     9.47     9.98      9.85      9.98
                                                                        ======    =====    =====     =====     =====

Total Return                                                              7.70%    1.35%    8.31%     5.87%     5.44%

Ratios/Supplemental Data

  Net assets, end of year (millions)                                    $114.4    151.6    154.1     112.8     107.6

  Ratio of expenses to average net assets                                 0.20%    0.20%    0.21%     0.22%     0.23%(a)

  Ratio of net investment income to average net assets                    6.66%    6.63%    6.80%     7.03%     7.03%

  Portfolio turnover rate                                                   12%      12%      14%       15%       17%

    (a) The ratio based on net custodian expenses would have been 0.22% in 1996.

-------
     26

                              MUNICIPAL BOND FUND

                                                                         2000     1999     1998     1997     1996
                                                                         ----     ----     ----     ----     ----
Net asset value, beginning of year                                      $ 8.12     8.55     8.43     8.44     8.50

Income from Investment Operations

  Net investment income                                                   0.42     0.43     0.45     0.47     0.48

  Net gain or (loss) on investments
    (both realized and unrealized)                                        0.12    (0.43)    0.12    (0.01)   (0.06)
                                                                        ------    -----    -----    -----    -----

    Total from investment operations                                      0.54       --     0.57     0.46     0.42
                                                                        ------    -----    -----    -----    -----

Less Distributions

  Net investment income                                                  (0.42)   (0.43)   (0.45)   (0.47)   (0.48)

  Capital gain(a)                                                         --       --       --       --       --
                                                                        ------    -----    -----    -----    -----

    Total distributions                                                  (0.42)   (0.43)   (0.45)   (0.47)   (0.48)
                                                                        ------    -----    -----    -----    -----

Net asset value, end of year                                            $ 8.24     8.12     8.55     8.43     8.44
                                                                        ======    =====    =====    =====    =====

Total Return                                                              6.87%    0.04%    6.82%    5.68%    5.21%

Ratios/Supplemental Data

  Net assets, end of year (millions)                                    $352.5    358.6    363.1    336.4    321.1

  Ratio of expenses to average net assets                                 0.15%    0.16%    0.15%    0.15%    0.16%

  Ratio of net investment income to average net assets                    5.23%    5.20%    5.29%    5.61%    5.76%

  Portfolio turnover rate                                                    7%      10%       6%       6%       6%

    (a) Distributions representing less than $0.01 per share were made in 1997 and 1996.

                                                                         -------

    We reduce the number of duplicate prospectuses, annual and semi-annual reports, and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts. Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.


    You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. That report discusses the market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year.

    You may wish to read the Statement of Additional Information (SAI) for more information about the Funds. The SAI is incorporated into this prospectus, which means that it is considered to be part of this prospectus.

    You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                             Three State Farm Plaza
                        Bloomington, Illinois 61791-0001
                                  309-766-2029
                                  800-447-0740

    Text-only versions of all Trust documents can be viewed online or downloaded from the SEC at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

State Farm Associates' Funds Trust    811-1519

-------
     28

                       STATE FARM ASSOCIATES' FUNDS TRUST

                             STATE FARM GROWTH FUND
                            STATE FARM BALANCED FUND
                             STATE FARM INTERIM FUND
                         STATE FARM MUNICIPAL BOND FUND

            THREE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61791-0001
                     (309) 766-2029     (800) 447-0740

              STATEMENT OF ADDITIONAL INFORMATION -- APRIL 1, 2001
================================================================================

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates' Funds Trust dated April 1, 2001. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above.

                                TABLE OF CONTENTS

                                                                           PAGE

DEFINITIONS....................................................................2
INFORMATION ABOUT THE FUNDS....................................................2
INVESTMENT TECHNIQUES AND RISKS................................................2
INVESTMENT POLICIES AND RESTRICTIONS...........................................8
PURCHASE AND REDEMPTION OF FUND SHARES........................................11
INVESTMENT ADVISORY AND OTHER SERVICES........................................13
MANAGEMENT SERVICES AGREEMENT.................................................13
SERVICE AGREEMENT.............................................................14
UNDERWRITING AGREEMENT........................................................15
TRANSFER AGENT AGREEMENT......................................................15
PERFORMANCE INFORMATION.......................................................15
PORTFOLIO TRANSACTIONS........................................................17
ADDITIONAL TAX CONSIDERATIONS.................................................18
TRUSTEES AND OFFICERS.........................................................19
GENERAL INFORMATION...........................................................26
DESCRIPTION OF BOND RATINGS...................................................27
RATINGS BY MOODY'S............................................................28
S&P RATINGS...................................................................29
FINANCIAL STATEMENTS..........................................................32

                                            DEFINITIONS
"Trust"                                   State Farm Associates' Funds Trust
"Fund" or collectively, the "Funds"       State Farm Growth Fund, State Farm Balanced Fund
                                          State Farm Interim Fund, State Farm Municipal Bond Fund
"Growth Fund"                             State Farm Growth Fund
"Balanced Fund"                           State Farm Balanced Fund
"Interim Fund"                            State Farm Interim Fund
"Municipal Bond Fund"                     State Farm Municipal Bond Fund
"Manager"                                 State Farm Investment Management Corp.
"1940 Act"                                Investment Company Act of 1940

                    INFORMATION ABOUT THE TRUST AND THE FUNDS

      The Trust is a Delaware business trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust consists of four separate funds, each of which has its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is "diversified" as that term is defined in the 1940 Act.


                         INVESTMENT TECHNIQUES AND RISKS

EQUITY SECURITIES

      Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

FOREIGN SECURITIES

      Each of Growth Fund and Balanced Fund may invest up to 25% of its assets in foreign securities not publicly traded in the United States. The Funds' investments in foreign securities may include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or

Global Depositary Receipts (GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

      Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

      Although Growth Fund and Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

      EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, twelve of the fifteen member countries of the European Union adopted a single European currency, the euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The three European Union countries not currently participating in the EMU are Great Britain, Denmark and Sweden. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

      This change is likely to significantly impact the European capital markets in which Growth Fund and Balanced Fund may invest their assets. The euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities, and could increase the costs associated with the Funds' operations. The Manager is working with the providers of services to the Funds in the areas of clearance and settlement of trades in an effort to avoid any material impact on the Funds due to the euro conversion; there can be no assurance, however, that the steps taken by the Manager will be sufficient to avoid any adverse impact on the Funds.

DEBT SECURITIES

      In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

      Growth Fund may invest in fixed income investments such as United States government obligations, investment grade bonds and preferred stocks. Balanced Fund invests in fixed income securities that are "investment grade" - that is, within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody's or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody's or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See "Description of Bond Ratings."

      Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

CONVERTIBLE SECURITIES

      Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

      The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Manager's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MUNICIPAL BONDS

      Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund's investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund's portfolio.

      Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund's assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

      The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

DEFENSIVE INVESTMENTS

      Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

REPURCHASE AGREEMENTS

      Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers the Manager believes present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

      A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

      A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

      A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

      At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

PORTFOLIO TURNOVER

      None of the Funds intends to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund's portfolio were replaced in a period of one year.

      Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

      In periods of relatively stable interest rate levels, Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

      Historical portfolio turnover rate information is set forth in the Funds' prospectus in the Financial Highlights table.

DIVERSIFICATION AND CONCENTRATION

      As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

                      INVESTMENT POLICIES AND RESTRICTIONS

      The investment objective and certain fundamental investment policies of each Fund are described in the Funds' prospectus. The investment objective of each Fund may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain restrictions upon its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

      GROWTH FUND AND BALANCED FUND ONLY:

(1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2)   The Fund may not lend any security or make any other loan, except through
      (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(3) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

      The preceding investment restrictions have been adopted by Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

      Each of Growth Fund and Balanced Fund has also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:

      (a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

      (c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

      (d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

      If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

      INTERIM FUND AND MUNICIPAL BOND FUND ONLY:

      (1) The Fund will not make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

      (2) The Fund may not borrow money, except that, for temporary purposes,:
(a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing;
(b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

      (3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

      (4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

      (5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

      (6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures,
(b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

      (7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

      [For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

      (8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

      For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker's acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

      Each of Interim Fund and Municipal Bond Fund has also adopted the following investment restriction which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:

      (a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

      If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

      The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund's shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of
(i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

                     PURCHASE AND REDEMPTION OF FUND SHARES

      Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings "How to Buy Fund Shares" and "How to Redeem Fund Shares." Determination of net asset value is set forth in the prospectus under the heading "How to Buy Fund Shares - Share Price."

      Share purchase and redemption orders will be priced at a Fund's net asset value ("NAV") next computed after such orders are received by the Fund's transfer agent. The net asset value of each of the Funds is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE"), (currently at 3:00 p.m., Central time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value per share of each Fund is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

      Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

      Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

      Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

      If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of each Fund under the general supervision of the Board of Trustees.

      Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believes the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.

      Trading in the foreign securities of a Fund's portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund's foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the foreign securities in a Fund's portfolio. Those timing differences may have a significant effect on the Fund's NAV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into an underwriting agreement with State Farm VP Management Corp. ("Management Corp."), an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Underwriting Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"), and a Service Agreement among the Trust, Management Corp., and Auto Company.

      Since its inception in 1967, the Manager's sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was principal underwriter for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as principal underwriter of the Trust. The Manager and Management Corp. are wholly-owned by Auto Company, which is an Illinois mutual insurance company.

                          MANAGEMENT SERVICES AGREEMENT

      Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

      The agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Trustees who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

      As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

      GROWTH FUND AND BALANCED FUND:

                        AVERAGE DAILY NET ASSETS                    RATE OF FEE
                        First $100 million                             0.20%

                        $100 million to $200 million                   0.15%
                        In excess of $200 million                      0.10%

      INTERIM FUND AND MUNICIPAL BOND FUND:

                        AVERAGE DAILY NET ASSETS                    RATE OF FEE
                        First $50 million                              0.20%
                        $50 million to $100 million                    0.15%
                        In excess of $100 million                      0.10%

      The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

      For the fiscal years ended November 30, 2000, 1999, and 1998, the Manager earned $3,177,953, $2,740,037, and $2,221,492, respectively, for its services as investment adviser to Growth Fund. For its services to Balanced Fund, the Manager earned $1,157,544, $1,113,753, and $980,972, respectively; for its services to Interim Fund, the Manager earned $200,660, $230,126, and $199,209, respectively; and for its services to Municipal Bond Fund, the Manager earned $421,888, $442,211, and $425,519, respectively. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

      Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Board of Trustees of the Trust. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to a Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

      The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

                                SERVICE AGREEMENTS

      Under the Service Agreements, Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

                             UNDERWRITING AGREEMENT

      Pursuant to the Underwriting Agreements between the Trust and Management Corp., Management Corp.: (1) is the principal underwriter of the Funds' shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance; (4) distributes and pays for the printing of the Trust's Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.

                            TRANSFER AGENT AGREEMENT

      The Transfer Agent Agreements between the Trust and the Manager appoint the Manager as the Trust's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Trust.

                             PERFORMANCE INFORMATION

      Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T) to the power of n = ERV

      Where: P = the amount of an assumed initial investment in shares of the
                 Fund;
             T = average annual total return;
             n = number of years from initial investment to the end of the period; and
           ERV = ending redeemable value of shares held at the end of the period.

      For example, as of November 30, 2000, the Average Annual Total Return on a $1,000 investment in each Fund for the following periods was:

--------------------------------------------------------------------------------
             Growth Fund    Balanced Fund    Interim Fund    Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 Year        -1.20%         0.97%            7.70%            6.87%
--------------------------------------------------------------------------------
5 Years       15.59%         11.15%           5.73%            4.91%
--------------------------------------------------------------------------------
10 Years      15.63%         13.27%           6.55%            6.27%
--------------------------------------------------------------------------------

      Interim Fund and Municipal Bond Fund may also show their performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [ ( a - b + 1) to the power of 6 - 1]
                              -------
                                cd

      Where:     a = Dividends and interest earned during the period;
                 b = Expenses accrued for the period (net of reimbursements);
                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and
                 d = The maximum offering price per share on the last day of the period.

      In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

      Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

      The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

      A Fund may also cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar"), Lipper, Inc. ("Lipper") or another entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 90-day Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

      The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

                             PORTFOLIO TRANSACTIONS

      Each Fund's portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer's skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund's transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer's knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager is convinced that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer's financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

      A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund's portfolio transactions, and may cause the Fund to pay to a broker commissions that are higher than those obtainable from other brokers. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

      The Manager increasingly is using electronic communication networks (ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

      The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds' transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

      When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

      During the fiscal years ended November 30, 2000, 1999 and 1998, brokerage commissions paid by Growth Fund totaled $233,803, $140,090, and $241,371, respectively, and for Balanced Fund, brokerage commissions totaled $23,916, $46,566, and $36,881, respectively, in each case paid to brokers that provided research and other information to the Funds. During those same periods, neither Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

                          ADDITIONAL TAX CONSIDERATIONS

      The Trust intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

      A portion of each of Growth Fund's and Balanced Fund's ordinary dividends may be eligible for the 70% corporate dividends received deduction.

      Because capital gain distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

      Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

      Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund.

      Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations issued by "nonessential governmental issuers" are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax. For its fiscal year ending November 30, 2001, Interim Fund has a capital loss carry-forward of $7,804,083, and $162,716 of this carry-forward will expire if there are no capital gains to offset the loss against during the fiscal year ending November 30, 2001. Balanced Fund and Municipal Bond Fund have Capital loss carry-forward for the fiscal year ending November 30, 2000, in the amount of $4,256,235 and $78,620, respectively but no portion of these capital loss carry-forwards are set to expire in fiscal year ending November 30, 2001.

                              TRUSTEES AND OFFICERS

      The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

      The Trustees and officers of the Funds, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710-0001.

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE TRUST                    YEARS
-------------            ----------------                  ----------------------------------------
Edward B Rust, Jr.*,     Trustee and President             CHAIRMAN OF THE BOARD, CEO, AND DIRECTOR -
Age 50                                                     State Farm Mutual Automobile Insurance Company;
                                                           PRESIDENT, CEO, AND DIRECTOR - State Farm Life
                                                           Insurance Company, State Farm Life and Accident
                                                           Assurance Company, State Farm Annuity and Life
                                                           Insurance Company, State Farm General Insurance
                                                           Company, State Farm Fire and Casualty Company,
                                                           State Farm Investment Management Corp.; TRUSTEE,
                                                           CHAIRMAN OF THE BOARD AND PRESIDENT (SINCE
                                                           1997) - State Farm Variable Product Trust;
                                                           TRUSTEE AND PRESIDENT (SINCE 2000) - State Farm
                                                           Mutual Fund Trust; CHAIRMAN OF THE BOARD AND
                                                           DIRECTOR (SINCE 1999) - State Farm Federal Savings
                                                           Bank; PRESIDENT, CEO, AND DIRECTOR (SINCE 1997) -
                                                           State Farm VP Management Corp.; PRESIDENT - State
                                                           Farm County Mutual Insurance Company of Texas;
                                                           DIRECTOR - State Farm Lloyds, Inc., State Farm
                                                           International Services, Inc., McGraw Hill Companies;
                                                           CHAIRMAN OF THE BOARD, PRESIDENT, AND TREASURER -
                                                           State Farm Companies Foundation; PRESIDENT AND
                                                           DIRECTOR - State Farm Interim Fund, Inc., State Farm
                                                           Municipal Bond Fund, Inc., State Farm Balanced
                                                           Fund, Inc., State Farm Growth Fund, Inc.

Roger S. Joslin*,        Trustee, Senior Vice President    VICE CHAIRMAN, CHIEF FINANCIAL  OFFICER, SENIOR
Age 64                   and Treasurer                     VICE PRESIDENT, TREASURER, AND DIRECTOR - State
                                                           Farm Mutual Automobile Insurance Company;
                                                           DIRECTOR - State Farm Life Insurance Company, State
                                                           Farm Life and Accident Assurance Company, State Farm
                                                           Annuity and Life Insurance Company; DIRECTOR,
                                                           SENIOR VICE PRESIDENT, AND TREASURER - State Farm
                                                           General Insurance Company, State Farm Lloyds,
                                                           Inc., State Farm International Services, Inc., State
                                                           Farm Interim Fund, Inc., State Farm Municipal Bond
                                                           Fund, Inc., State Farm Balanced Fund, Inc., State
                                                           Farm Growth Fund, Inc.; SENIOR VICE PRESIDENT AND
                                                           TREASURER - State Farm Investment Management Corp.;
                                                           TRUSTEE, VICE PRESIDENT AND TREASURER (SINCE 1997) -
                                                           State Farm Variable Product Trust; TRUSTEE, SENIOR
                                                           VICE PRESIDENT AND TREASURER (SINCE 2000) -- State
                                                           Farm Mutual Fund Trust; DIRECTOR, SENIOR VICE
                                                           PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                                                           (SINCE 1997) - State Farm VP Management Corp.;
                                                           DIRECTOR, VICE PRESIDENT AND TREASURER (since 1999) -
                                                           State Farm Federal Savings Bank; CHAIRMAN OF THE
                                                           BOARD, TREASURER, AND DIRECTOR - State Farm Fire and
                                                           Casualty Company; TREASURER - State Farm County
                                                           Mutual Insurance Company of Texas; ASSISTANT
                                                           TREASURER - State Farm Companies Foundation.


                                       20

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE TRUST                    YEARS
-------------            ----------------                  ----------------------------------------
Thomas M. Mengler,       Trustee                           DEAN, UNIVERSITY OF ILLINOIS COLLEGE OF LAW;
Age 47                                                     TRUSTEE - State Farm Variable
504 E. Pennsylvania                                        Product Trust (since 1997); TRUSTEE - State Farm
Champaign, IL 61820                                        Mutual Fund Trust (since 2000).

James A. Shirk,          Trustee                           DIRECTOR AND PRESIDENT - Beer Nuts, Inc.; TRUSTEE -
Age 57
PO Box 1549                                                State Farm Variable Product Trust (since 1997);
Bloomington, IL  61702                                     TRUSTEE - State Farm Mutual Fund Trust (since 2000).

Donald A. Altorfer,      Trustee                           CHAIRMAN, Altorfer, Inc. (dealer in heavy machinery
Age 57                                                     and equipment) (since 1998); PRESIDENT, Capitol
4200 Rodger St.                                            Machine Company (1991-1998); TRUSTEE - State Farm
Springfield, IL                                            Mutual Fund Trust (since 2000); TRUSTEE - State
62703                                                      Farm Variable Product Trust (since 2001).

Victor J. Boschini,      Trustee                           PRESIDENT, Illinois State University (since 1999);
Age 45                                                     VICE PRESIDENT, Illinois State University (1997 to
Campus Box # 1000 ISU                                      1999); Associate Provost, Butler University (1990
Normal, IL 61790                                           to 1997); TRUSTEE - State Farm Mutual Fund Trust
                                                           (since 2000); TRUSTEE - State Farm Variable
                                                           Product Trust(since 2001).

David L. Vance,          Trustee                           PRESIDENT, Caterpillar University (since 2000);
Age 49                                                     CHIEF ECONOMIST AND MANAGER of the Business
Caterpillar Inc.                                           Intelligence Group, Caterpillar, Inc.; TRUSTEE
100 NE Adams                                               - State Farm Mutual Fund Trust (since 2000);
Peoria, IL 61629                                           TRUSTEE - State Farm Variable Product Trust
                                                           (since 2001).


                                       21

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE FUNDS                    YEARS
-------------            ----------------                  ----------------------------------------
Kurt G. Moser,           Senior Vice President             SENIOR VICE PRESIDENT - INVESTMENTS (SINCE
Age 56                                                     1998) VICE PRESIDENT - INVESTMENTS - State Farm Mutual
                                                           Automobile Insurance Company, State Farm County
                                                           Mutual Insurance Company of Texas, State Farm
                                                           Lloyds, Inc.; SENIOR VICE PRESIDENT - INVESTMENTS
                                                           (SINCE 1998), VICE PRESIDENT - INVESTMENTS, AND
                                                           DIRECTOR - State Farm Life Insurance Company, State
                                                           Farm Life and Accident Assurance Company, State Farm
                                                           Annuity and Life Insurance Company, State Farm
                                                           Fire and Casualty Company, State Farm General
                                                           Insurance Company; SENIOR VICE PRESIDENT -
                                                           INVESTMENTS (SINCE 1998), INVESTMENT OFFICER -
                                                           State Farm Indemnity Company; VICE PRESIDENT -
                                                           INVESTMENTS (Since 1998) State Farm Florida Insurance
                                                           Company; SENIOR VICE PRESIDENT (SINCE 1997), VICE
                                                           PRESIDENT, AND DIRECTOR (PRIOR TO 1997) - State Farm
                                                           Investment Management Corp.; VICE PRESIDENT (SINCE
                                                           1997) -State Farm Variable Product Trust; SENIOR
                                                           VICE PRESIDENT (SINCE 2000) - State Farm Mutual Fund
                                                           Trust; DIRECTOR (SINCE 1997) - State Farm VP
                                                           Management Corp.; VICE PRESIDENT - INVESTMENTS -
                                                           State Farm International Services, Inc.;
                                                           UNDERWRITER - State Farm Lloyds, Inc.

Paul N. Eckley,          Senior Vice President             SENIOR VICE PRESIDENT - INVESTMENTS AND ASSISTANT
Age 46                                                     SECRETARY-TREASURER (SINCE 1998), VICE PRESIDENT -
                                                           COMMON STOCKS - State Farm Mutual Automobile
                                                           Insurance Company, State Farm Fire and Casualty
                                                           Company; SENIOR VICE PRESIDENT - INVESTMENTS AND
                                                           ASSISTANT SECRETARY-TREASURER (SINCE 1998) -
                                                           State Farm General Insurance Company, State Farm
                                                           Life Insurance Company, State Farm Life and Accident
                                                           Assurance Company, State Farm Annuity and Life
                                                           Insurance Company, State Farm Indemnity Company,
                                                           State Farm County Mutual Insurance Company of Texas,
                                                           State Farm Lloyds, Inc.; SENIOR VICE PRESIDENT
                                                           (SINCE 1997), AND INVESTMENT OFFICER (PRIOR TO
                                                           1997) - State Farm Investment Management Corp.; VICE
                                                           PRESIDENT (SINCE 1997) - State Farm Variable Product
                                                           Trust; SENIOR VICE PRESIDENT (SINCE 2000) - State Farm
                                                           Mutual Fund Trust.


                                       22

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE FUNDS                    YEARS
-------------            ----------------                  ----------------------------------------

Susan Waring,            Vice President                    VICE PRESIDENT (SINCE 2000) - State Farm Mutual
Age 52                                                     Automobile Insurance Company, State Farm Investment
                                                           Management Corp., State Farm Variable Product Trust,
                                                           State Farm Mutual Fund Trust; VICE PRESIDENT - AGENCY
                                                           (1997-2000) - State Farm Mutual Automobile Insurance
                                                           Company; EXECUTIVE ASSISTANT (1995-1997) - State Farm
                                                           Mutual Automobile Insurance Company; VICE PRESIDENT
                                                           (since 2000) - State Farm Mutual Fund Trust.

John S. Concklin,        Vice President                    VICE PRESIDENT - COMMON STOCKS AND ASSISTANT
Age 54                                                     SECRETARY-TREASURER (SINCE 1997), VICE
                                                           PRESIDENT - FIXED INCOME - State Farm Mutual
                                                           Automobile Insurance Company, State Farm Life
                                                           Insurance Company, State Farm Fire and Casualty
                                                           Company, State Farm Life and Accident Assurance
                                                           Company, State Farm Annuity and Life Insurance
                                                           Company, State Farm General Insurance Company, VICE
                                                           PRESIDENT - COMMON STOCKS (SINCE 1997), State Farm
                                                           Indemnity Company, State Farm Lloyds, Inc.; INVESTMENT
                                                           OFFICER - State Farm Investment Management Corp.;
                                                           VICE PRESIDENT (SINCE 1997) - State Farm Variable
                                                           Product Trust; VICE PRESIDENT (since 2000) -
                                                           State Farm Mutual Fund Trust.

David R. Grimes,         Vice President and                ASSISTANT VICE PRESIDENT - State Farm Mutual
Age 58                   Secretary                         Automobile Insurance Company; VICE PRESIDENT
                                                           AND SECRETARY - State Farm Investment Management
                                                           Corp.; VICE PRESIDENT AND SECRETARY (since
                                                           1997) - State Farm Variable Product Trust,
                                                           State Farm VP Management Corp.; VICE PRESIDENT
                                                           AND SECRETARY (since 2000) - State Farm Mutual
                                                           Fund Trust.

Jerel S. Chevalier,      Assistant Secretary -             DIRECTOR OF MUTUAL FUNDS  - State Farm Mutual Automobile
Age 62                   Treasurer                         Insurance Company; ASSISTANT SECRETARY - TREASURER  -
                                                           State Farm Investment Management Corp., ASSISTANT SECRETARY
                                                           AND TREASURER (since 2000) - State Farm Mutual Fund Trust;
                                                           ASSISTANT SECRETARY-TREASURER (SINCE 1997), State Farm
                                                           Variable Product Trust.

                                       23

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE FUNDS                    YEARS
-------------            ----------------                  ----------------------------------------
Howard A. Thomas,        Assistant Secretary-              DIRECTOR OF MUTUAL FUNDS (SINCE 1998) - State Farm
Age 53                   Treasurer                         Mutual Automobile Insurance Company; MANAGER OF
                                                           ACCOUNTING BENEFITS (1988 - 1998) - State Farm Mutual
                                                           Automobile Insurance Company; ASSISTANT SECRETARY -
                                                           TREASURER (SINCE 1998) - State Farm Investment Management
                                                           Corp., State Farm Variable Product Trust; ASSISTANT
                                                           SECRETARY - TREASURER (SINCE 2000) - State Farm Mutual
                                                           Fund Trust.

Donald O. Jaynes,        Assistant Secretary               ASSOCIATE GENERAL COUNSEL, State Farm Mutual Automobile
Age 52                                                     Insurance Company; ASSISTANT SECRETARY (SINCE 1998) -
                                                           State Farm Investment Management Corp., State Farm
                                                           Variable Product Trust; ASSISTANT SECRETARY (SINCE
                                                           2000) - State Farm Mutual Fund Trust.

Stephen L. Horton,       Assistant Secretary               COUNSEL - State Farm Mutual Automobile Insurance Company;
Age 43                                                     ASSISTANT SECRETARY (SINCE 2000) - State Farm Investment
                                                           Management Corp., State Farm Variable Product Trust, State
                                                           Farm Mutual Fund Trust;  ASSISTANT SECRETARY (SINCE 1999) -
                                                           State Farm VP Management Corp.

David M. Moore,          Assistant Secretary               COUNSEL (SINCE 1997), ASSISTANT TAX COUNSEL
Age 39                                                     (1995-1997) - State Farm Mutual Automobile
                                                           Insurance Company; ASSISTANT SECRETARY (SINCE
                                                           2000) - State Farm Investment Management Corp.,
                                                           State Farm Variable Product Trust, State Farm
                                                           Mutual Fund Trust

Michael L. Tipsord,      Assistant Secretary               VICE PRESIDENT  AND ASSISTANT  TREASURER (SINCE
Age 41                                                     1998), EXECUTIVE ASSISTANT - OPERATIONS (1997-1998),
                                                           ASSISTANT CONTROLLER (1996-1997), - State Farm
                                                           Mutual Automobile Insurance Company; ASSISTANT
                                                           SECRETARY - State Farm Investment Management Corp.,
                                                           ASSISTANT SECRETARY (SINCE 1997) - State Farm
                                                           Variable Product Trust; ASSISTANT SECRETARY
                                                           (SINCE 2000) - State Farm Mutual Fund Trust;
                                                           TREASURER - Insurance Placement Services, Inc.


                                       24

NAME, AGE AND            POSITION(S) HELD                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                  WITH THE FUNDS                    YEARS
-------------            ----------------                  ----------------------------------------

Donald E. Heltner,       Vice President                    VICE PRESIDENT - FIXED INCOME AND ASSISTANT
Age 53                                                     SECRETARY-TREASURER, State Farm Life Insurance
                                                           Company, State Farm Life and Accident Assurance
                                                           Company, and State Farm Annuity and Life Insurance
                                                           Company (since 1998); VICE PRESIDENT -FIXED INCOME,
                                                           State Farm Mutual Automobile Insurance Company,
                                                           State Farm Fire and Casualty Company, State Farm
                                                           General Insurance Company, State Farm Indemnity
                                                           Company, and State Farm Lloyds, Inc.; VICE PRESIDENT
                                                           (SINCE 2000) - State Farm Mutual Fund Trust; prior
                                                           to 1998, VICE PRESIDENT, Century Investment Management
                                                           Co.

Julian R. Bucher         Vice President                    VICE PRESIDENT - MUNICIPAL  SECURITIES AND ASSISTANT
Age 58                                                     SECRETARY - TREASURER, State Farm Mutual Automobile
                                                           Insurance Company, State Farm Fire and Casualty
                                                           Company, State Farm Life Insurance Company, State
                                                           Farm Life and Accident Assurance Company, and State
                                                           Farm General Insurance Company (since 1997); VICE
                                                           PRESIDENT - MUNICIPAL SECURITIES, State Farm Indemnity
                                                           Company and State Farm Lloyds, Inc. (since 1997); VICE
                                                           PRESIDENT (SINCE 2000) - State Farm Mutual Fund Trust;
                                                           prior to 1997, INVESTMENT OFFICER, State Farm
                                                           Investment Management Corp.


*Trustee who is an "interested person" of a Fund or of the Manager, as defined in the Investment Company Act of 1940.

       As of December 31, 2000, the Trustees and officers as a group owned 2.25% of the Municipal Bond Fund's outstanding shares and owned less than one percent of the other Funds' outstanding shares.

      Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of any Fund received a fee of $1,800 for each meeting of the Board of Trustees attended during the year ended November 30, 2000.

--------------------------------------------------------------------------------------
                                                                          TOTAL
                                                                       COMPENSATION
                                                          MUNICIPAL    FROM ALL FUNDS
                        GROWTH      BALANCED   INTERIM      BOND         AND FUND
  NAME OF TRUSTEE(1)     FUND        FUND       FUND        FUND         COMPLEX*
--------------------------------------------------------------------------------------
Edward B. Rust, Jr.      $    0      $    0     $    0     $    0      $    0
--------------------------------------------------------------------------------------
Roger S. Joslin               0           0          0          0           0
--------------------------------------------------------------------------------------
Thomas M. Mengler         2,700       1,350        450        900      13,950
--------------------------------------------------------------------------------------
James A. Shirk            3,600       1,800        600      1,200      17,550
--------------------------------------------------------------------------------------
Donald A. Altorfer            0           0          0          0           0
--------------------------------------------------------------------------------------
Victor J. Boschini            0           0          0          0           0
--------------------------------------------------------------------------------------
David L. Vance                0           0          0          0           0
--------------------------------------------------------------------------------------
(1) During the year ended November 30, 2000, each of Davis U. Merwin and Albert
    H. Hoopes received the following compensation for their services as a director of each Fund: $3,600 from Growth Fund, $1,800 from Balanced Fund,
    $600 from Interim Fund and $1,200 from Municipal Bond Fund.

*   Includes State Farm Variable Product Trust and State Farm Mutual Fund Trust.
--------------------------------------------------------------------------------------


      Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

                               GENERAL INFORMATION

OWNERSHIP OF SHARES

      As of December 31, 2000, the Manager, as Custodian for IRA plans, owned of record in the aggregate the following number of shares. The Manager is not the beneficial owner of any of these shares.

--------------------------------------------------------------------------------
                                                        PERCENTAGE OF FUND
           FUND              SHARES OWNED               SHARES OUTSTANDING
--------------------------------------------------------------------------------
Growth Fund                  14,914,347.959              26.25%
--------------------------------------------------------------------------------
Balanced Fund                7,112,296.514               38.05%
--------------------------------------------------------------------------------
Interim Fund                 6,124,371.052               50.34%
--------------------------------------------------------------------------------


CUSTODY OF ASSETS

      The securities and cash of the Funds are held by The Chase Manhattan Bank ("Chase"), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.



INDEPENDENT AUDITORS

      The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust's annual financial statements, reviews certain regulatory reports and the Trust's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

CODE OF ETHICS

      The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

      The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

                           DESCRIPTION OF BOND RATINGS

      A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

      The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

      Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

      Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

      A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

      C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

      MUNICIPAL NOTES:

      MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

      COMMERCIAL PAPER:

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                 Prime-1  Highest Quality
                 Prime-2  Higher Quality
                 Prime-3  High Quality

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                   S&P RATINGS

      AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

      AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

      A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

      BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C- -The rating C is reserved for income bonds on which no interest is being paid.

      In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

      Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

      MUNICIPAL NOTES:

      SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

      SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

      Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

      COMMERCIAL PAPER:

      A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

      A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREOWNERS
STATE FARM GROWTH FUND, INC.
STATE FARM BALANCED FUND, INC.
STATE FARM INTERIM FUND, INC.
STATE FARM MUNICIPAL BOND FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. as of November 30, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc., State Farm Balanced Fund Inc., State Farm Interim
Fund, Inc., and State Farm Municipal Bond Fund, Inc. at November 30, 2000, the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991, in conformity with accounting principles generally accepted in the United States.

                                                        [/S/ ERNST & YOUNG, LLP]

Chicago, Illinois
December 15, 2000

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS (96.4%)
AGRICULTURE, FOODS, & BEVERAGE (4.8%)
  3,311,905  Archer-Daniels-Midland Company            $   42,226,789
     92,000  Campbell Soup Company                          3,070,500
    930,000  Kellogg Company                               22,901,250
    214,300  McCormick & Company Inc.                       7,982,675
    208,000  Sara Lee Corporation                           4,992,000
    167,600  Sysco Corporation                              9,259,900
    710,900  The Coca-Cola Company                         44,520,112
                                                       --------------
                                                          134,953,226
                                                       --------------
BANKS (6.9%)
    183,411  ABN Amro Holding NV                            3,854,419
    333,637  AmSouth Bancorporation                         4,962,850
    421,268  Bank of America Corporation                   16,824,391
    715,322  Bank One Corporation                          25,617,469
     47,700  JP Morgan & Co. Incorporated                   6,430,556
     62,000  M&T Bank Corporation                           3,395,120
    144,000  Northern Trust Corporation                    12,402,000
    640,074  Pacific Century Financial Corporation          9,521,101
    830,316  Popular Inc.                                  20,913,584
    345,000  SouthTrust Corporation                        11,643,750
    211,800  SunTrust Banks Inc.                           10,762,087
    238,900  Wachovia Corporation                          11,959,931
  1,220,000  Wells Fargo & Company                         57,873,750
                                                       --------------
                                                          196,161,008
                                                       --------------
BUILDING MATERIALS & CONSTRUCTION (1.6%)
  1,039,200  Vulcan Materials Company                      44,555,700
                                                       --------------
CHEMICALS (4.8%)
    830,000  Air Products & Chemicals Inc.                 28,583,125
    496,104  EI du Pont de Nemours and Company             20,991,400
    588,300  Great Lakes Chemical Corp.                    20,553,731
    561,000  International Flavors & Fragrances Inc.       10,483,687
  1,375,000  Sigma-Aldrich Corporation                     49,156,250
    243,000  The Dow Chemical Company                       7,426,687
                                                       --------------
                                                          137,194,880
                                                       --------------
COMPUTER SOFTWARE AND SERVICES (7.7%)
    548,071  Agilent Technologies Inc. (a)                 28,602,455
    149,000  Automatic Data Processing Inc.                 9,834,000
     36,000  Check Point Software Technologies
               Ltd. (a)                                     3,694,500
  1,439,400  Cisco Systems Inc. (a)                        68,911,275
  1,239,500  Microsoft Corporation (a)                     71,116,312
  1,378,800  Oracle Corporation (a)                        36,538,200
                                                       --------------
                                                          218,696,742
                                                       --------------
COMPUTERS (4.8%)
  2,874,000  Hewlett-Packard Company                       90,890,250
    496,400  International Business Machines
               Corporation                                 46,413,400
                                                       --------------
                                                          137,303,650
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
CONSUMER & MARKETING (5.2%)
     63,600  Clorox Co.                                $    2,842,125
    183,800  Colgate-Palmolive Company                     10,798,250
  1,439,200  HON Industries Inc.                           34,990,550
    317,876  Kimberly Clark Corp.                          22,231,453
    499,600  McDonald's Corporation                        15,924,750
    464,308  Newell Rubbermaid Inc.                         9,024,987
    565,100  The Gillette Company                          19,142,762
    339,400  The Procter & Gamble Company                  25,412,575
    125,446  Unilever NV ADR                                7,785,492
                                                       --------------
                                                          148,152,944
                                                       --------------
ELECTRONIC/ELECTRICAL MFG. (8.8%)
     46,043  ABB Ltd.                                       4,207,741
    164,600  Applied Materials Inc. (a)                     6,656,013
    109,400  Emerson Electric Co.                           7,972,525
  2,313,600  General Electric Company                     114,667,800
  1,934,400  Intel Corporation                             73,628,100
    183,200  KLA Tencor Corporation (a)                     5,038,000
    703,200  Linear Technology Corp.                       33,270,150
    154,400  Texas Instruments Inc.                         5,761,050
                                                       --------------
                                                          251,201,379
                                                       --------------
FINANCIAL SERVICES (3.3%)
    115,950  Charles Schwab Corp.                           3,210,366
    787,333  Citigroup Inc.                                39,219,025
    167,400  Federal Home Loan Mortgage Corp.              10,117,238
    250,800  Federal National Mortgage Association         19,813,200
    558,450  MBNA Corporation                              19,929,684
                                                       --------------
                                                           92,289,513
                                                       --------------
HEALTH CARE (18.2%)
    294,500  Abbott Laboratories                           16,215,906
  2,325,000  Biomet Inc.                                   86,025,000
    253,800  Bristol-Myers Squibb Company                  17,591,513
    947,200  Eli Lilly & Co.                               88,740,800
  1,240,800  Johnson & Johnson                            124,080,000
     80,000  Medtronic Inc.                                 4,260,000
    567,300  Merck & Co. Inc.                              52,581,619
  2,880,000  Pfizer Inc.                                  127,620,000
                                                       --------------
                                                          517,114,838
                                                       --------------
MACHINERY & MANUFACTURING (4.8%)
    190,800  AptarGroup Inc.                                4,770,000
    370,000  Caterpillar Inc.                              14,545,625
  1,284,600  Corning Incorporated                          75,149,100
     57,800  Deere & Company                                2,351,738
    314,800  Honeywell International Inc.                  15,346,500
    125,600  Illinois Tool Works Inc.                       7,072,850
    173,200  Minnesota Mining & Manufacturing Co.          17,298,350
      6,300  Osmonics Inc. (a)                                 46,856
                                                       --------------
                                                          136,581,019
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
MEDIA & BROADCASTING (4.2%)
    155,433  Reuters Group PLC ADR                     $   13,775,250
    360,181  SBS Broadcasting SA ADR (a)                    7,833,937
  2,619,540  The Walt Disney Company                       75,802,939
    402,300  Viacom Inc. (a)                               20,567,588
                                                       --------------
                                                          117,979,714
                                                       --------------
MINING & METALS (.7%)
     36,700  Newmont Mining Corporation                       573,438
    132,800  Nucor Corporation                              4,614,800
    226,800  Rio Tinto PLC ADR                             13,919,850
     81,250  Steel Dynamics Inc. (a)                          812,500
                                                       --------------
                                                           19,920,588
                                                       --------------
OIL & GAS (6.9%)
    440,400  Barrett Resources Corporation (a)             17,010,450
    322,892  BP Amoco PLC ADR                              15,317,189
    530,000  Chevron Corporation                           43,393,750
    106,102  Devon Energy Corporation                       5,225,524
    922,300  Exxon Mobil Corporation                       81,162,400
    237,100  Pennzoil-Quaker State Company                  2,800,744
    516,300  Royal Dutch Petroleum Company ADR             30,816,656
                                                       --------------
                                                          195,726,713
                                                       --------------
RETAILERS (2.2%)
    207,500  Home Depot Inc.                                8,131,406
  1,063,200  Wal-Mart Stores Inc.                          55,485,750
                                                       --------------
                                                           63,617,156
                                                       --------------
TELECOM & TELECOM EQUIPMENT (10.7%)
  1,800,000  ADC Telecommunications Inc. (a)               36,337,500
    600,000  AT&T Corp.                                    11,775,000
     62,136  Avaya Inc. (a)                                   726,215
    133,900  BellSouth Corporation                          5,598,694
    116,200  Extreme Networks Inc. (a)                      5,969,775
     62,500  Level 3 Communications Inc. (a)                1,679,688
  2,300,000  LM Ericsson Telephone Company ADR             26,162,500
    745,632  Lucent Technologies Inc.                      11,603,898
    792,000  Motorola Inc.                                 15,889,500
    519,200  Nokia Corporation ADR                         22,195,800
    693,200  Nortel Networks Corp.                         26,168,300
    235,533  Qwest Communications International
               Inc. (a)                                     8,891,371
  1,497,512  SBC Communications Inc.                       82,269,566
    347,400  Tele Danmark AS ADR                            6,948,000
     49,300  Tellabs Inc. (a)                               2,612,900
    101,900  Verizon Communications                         5,725,506
    215,000  Vodafone Group PLC ADR                         7,363,750
  1,535,593  WorldCom Inc. (a)                             22,937,920
    230,800  XO Communications Incorporated (a)             3,433,150
                                                       --------------
                                                          304,289,033
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
UTILITIES & ENERGY (.8%)
    132,000  Duke Energy Corporation                   $   11,871,750
    224,800  The AES Corporation (a)                       11,661,500
                                                       --------------
                                                           23,533,250
                                                       --------------
TOTAL COMMON STOCKS
  (cost $1,182,731,519)                                 2,739,271,353

 SHARES OR
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (3.5%)
$41,000,000  General Motors Acceptance Corp., 6.518%,
               December, 2000                              41,000,000
 42,000,000  Ford Motor Credit Company, 6.528%,
               December, 2000                              42,000,000
  4,000,000  John Deere Capital Corp., 6.478%,
               December, 2000                               4,000,000
 10,000,000  U.S. Treasury Bills, 6.185%, January,
               2001                                         9,908,500
  2,840,518  Chase Vista Treasury Plus Money Market
               Fund                                         2,840,518
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $99,745,437)                                       99,749,018
                                                       --------------
TOTAL INVESTMENTS (99.9%)
  (cost $1,282,476,956)                                 2,839,020,371
OTHER ASSETS, NET OF LIABILITIES (0.1%)                     3,658,270
                                                       --------------
NET ASSETS (100.0%)                                    $2,842,678,641
                                                       ==============

Notes:

(a)  Non-income producing security.
At November 30, 2000, net unrealized appreciation of $1,556,543,415 consisted of gross unrealized appreciation of $1,614,951,637 and gross unrealized depreciation of $58,408,222 based on cost of $1,282,476,956 for federal income tax purposes.

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value
    (cost $1,282,476,956)                             $2,839,020,371
  Receivable for:
    Dividends and interest                $4,756,899
    Shares of the Fund sold                  255,322
    Securities sold                           92,591       5,104,812
                                          ----------
  Prepaid expenses                                            51,406
                                                      --------------
  Total assets                                         2,844,176,589
                                                      --------------
LIABILITIES AND NET ASSETS
    Payable for:
      Shares of the Fund redeemed            520,746
      Manager                                897,505       1,418,251
                                          ----------
    Accrued liabilities                                       79,697
                                                      --------------
    Total liabilities                                      1,497,948
                                                      --------------
Net assets applicable to 56,263,869
  shares outstanding of $0.50 par value
  common stock (100,000,000 shares
  authorized)                                         $2,842,678,641
                                                      ==============
Net asset value, offering price and
  redemption price per share                          $        50.52
                                                      ==============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $1,254,109,027
  Accumulated net realized gain on sales
    of investments                                         8,445,081
  Net unrealized appreciation of
    investments                                        1,556,543,415
  Undistributed net investment income                     23,581,118
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,842,678,641
                                                      ==============

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 35,053,087   33,916,255
  Interest                                   3,979,915    2,390,006
                                          ------------  -----------
                                            39,033,002   36,306,261
  Less: foreign withholding taxes              405,228      547,592
                                          ------------  -----------
  Total investment income                   38,627,774   35,758,669
EXPENSES:
  Investment advisory and management
    fees                                     3,177,953    2,740,037
  Professional fees                             40,630       96,955
  ICI dues                                      52,492       55,835
  Registration fees                             35,992       27,350
  Fidelity bond expense                         10,749        8,803
  Directors' fees                               13,500       14,400
  Reports to shareowners                        95,214       81,541
  Security evaluation fees                       3,105        3,128
  Franchise taxes                               18,897       18,148
  Custodian fees                                25,455       21,037
  Other                                             --          131
                                          ------------  -----------
  Total expenses                             3,473,987    3,067,365
                                          ------------  -----------
Net investment income                       35,153,787   32,691,304
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                              8,445,081   13,478,727
  Change in net unrealized appreciation
    or depreciation                        (82,603,064) 368,649,780
                                          ------------  -----------
Net realized and unrealized gain (loss)
  on investments                           (74,157,983) 382,128,507
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $(39,004,196) 414,819,811
                                          ============  ===========

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               2000           1999
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   35,153,787     32,691,304
  Net realized gain on sales of
    investments                                8,445,081     13,478,727
  Change in net unrealized appreciation
    or depreciation                          (82,603,064)   368,649,780
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 (39,004,196)   414,819,811
Undistributed net investment income
  included in the price of shares issued
  and redeemed                                   298,404        666,112
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                      (35,509,569)   (30,736,945)
  Net realized gain                          (12,157,004)    (2,197,936)
                                          --------------  -------------
Total distributions to shareowners           (47,666,573)   (32,934,881)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  575,189,471    313,280,990
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             45,894,745     31,660,456
                                          --------------  -------------
                                             621,084,216    344,941,446
  Less payments for shares redeemed          478,472,641    226,541,809
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         142,611,575    118,399,637
                                          --------------  -------------
Total increase in net assets                  56,239,210    500,950,679
NET ASSETS:
  Beginning of year                        2,786,439,431  2,285,488,752
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $23,581,118
    in 2000, and $22,316,773 in 1999)     $2,842,678,641  2,786,439,431
                                          ==============  =============

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                                     YEAR ENDED NOVEMBER 30,
                                -------------------------------------------------------------------------------------------------
                                   2000       1999      1998      1997      1996        1995       1994    1993     1992    1991
                                ----------  --------  --------  --------  --------  ------------  ------  -------  ------  ------
Net asset value, beginning of
  year                           $  51.96     44.65     39.48     34.55     29.40       22.63      22.21   23.05    20.33   16.77
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income              0.65      0.62      0.61      0.62      0.63        0.50       0.44    0.45     0.43    0.42
  Net gain (loss) on
    investments (both realized
    and unrealized)                 (1.21)     7.33      6.33      7.23      5.17        6.97       0.43   (0.60)    2.70    4.32
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
  Total from investment
    operations                      (0.56)     7.95      6.94      7.85      5.80        7.47       0.87   (0.15)    3.13    4.74
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
LESS DISTRIBUTIONS
  Net investment income             (0.65)    (0.59)    (0.64)    (0.61)    (0.53)      (0.52)     (0.45)  (0.45)   (0.41)  (0.54)
  Net realized gain                 (0.23)    (0.05)    (1.13)    (2.31)    (0.12)      (0.18)        --   (0.24)      --   (0.64)
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
  Total distributions               (0.88)    (0.64)    (1.77)    (2.92)    (0.65)      (0.70)     (0.45)  (0.69)   (0.41)  (1.18)
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
Net asset value, end of year     $  50.52     51.96     44.65     39.48     34.55       29.40      22.63   22.21    23.05   20.33
                                 ========   =======   =======   =======   =======     =======     ======  ======   ======  ======
TOTAL RETURN                        (1.20)%   17.93%    18.17%    24.80%    20.09%      33.67%      4.02%  (0.65)%  15.49%  29.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                     $2,842.7   2,786.4   2,285.5   1,821.1   1,362.9     1,068.6      771.7   725.1    696.1   558.4
Ratio of expenses to average
  net assets                         0.11%     0.12%     0.12%     0.12%     0.13%       0.14%(a)   0.14%   0.14%    0.16%   0.19%
Ratio of net investment income
  to average net assets              1.16%     1.27%     1.47%     1.78%     1.88%       1.95%      2.00%   2.05%    1.99%   2.22%
Portfolio turnover rate                 3%        2%        1%        6%       16%          3%         3%      2%       2%      1%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
COMMON STOCKS (68.5%)
AGRICULTURE, FOODS, & BEVERAGE (3.5%)
    895,773  Archer-Daniels-Midland Company                                            $ 11,421,106
     26,000  Campbell Soup Company                                                          867,750
    310,000  Kellogg Company                                                              7,633,750
     58,000  Sara Lee Corporation                                                         1,392,000
    190,000  The Coca-Cola Company                                                       11,898,750
                                                                                       ------------
                                                                                         33,213,356
                                                                                       ------------

BANKS (5.2%)
     51,785  ABN Amro Holding NV                                                          1,088,272
     52,312  AmSouth Bancorporation                                                         778,141
     44,900  Bank of America Corporation                                                  1,793,194
    184,100  Bank One Corporation                                                         6,593,081
     10,900  JP Morgan & Co. Incorporated                                                 1,469,456
     19,000  M&T Bank Corporation                                                         1,040,440
     41,000  Northern Trust Corporation                                                   3,531,125
    180,960  Pacific Century Financial
               Corporation                                                                2,691,780
    166,924  Popular Inc.                                                                 4,204,398
     99,000  SouthTrust Corporation                                                       3,341,250
     21,400  SunTrust Banks Inc.                                                          1,087,387
     75,700  Wachovia Corporation                                                         3,789,731
    373,800  Wells Fargo & Company                                                       17,732,137
                                                                                       ------------
                                                                                         49,140,392
                                                                                       ------------

BUILDING MATERIALS & CONSTRUCTION (.7%)
    160,200  Vulcan Materials Company                                                     6,868,575
                                                                                       ------------

CHEMICALS (3.2%)
    230,000  Air Products & Chemicals Inc.                                                7,920,625
    108,705  EI du Pont de Nemours and
               Company                                                                    4,599,580
    141,400  Great Lakes Chemical Corp.                                                   4,940,162
    120,000  International Flavors &
               Fragrances Inc.                                                            2,242,500
    245,500  Sigma-Aldrich Corporation                                                    8,776,625
     69,000  The Dow Chemical Company                                                     2,108,813
                                                                                       ------------
                                                                                         30,588,305
                                                                                       ------------

COMPUTER SOFTWARE AND SERVICES (2.5%)
    143,787  Agilent Technologies Inc.(a)                                                 7,503,884
    135,400  Cisco Systems Inc.(a)                                                        6,482,275
    168,600  Microsoft Corporation(a)                                                     9,673,425
                                                                                       ------------
                                                                                         23,659,584
                                                                                       ------------

COMPUTERS (3.9%)
    754,000  Hewlett-Packard Company                                                     23,845,250
    137,200  International Business
               Machines Corporation                                                      12,828,200
                                                                                       ------------
                                                                                         36,673,450
                                                                                       ------------

CONSUMER & MARKETING (4.3%)
     22,200  Clorox Co.                                                                     992,063
    160,000  HON Industries Inc.                                                          3,890,000
    177,937  Kimberly Clark Corp.                                                        12,444,469
     96,700  McDonald's Corporation                                                       3,082,313

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
CONSUMER & MARKETING (CONTINUED)
    136,218  Newell Rubbermaid Inc.                                                    $  2,647,737
    300,000  The Gillette Company                                                        10,162,500
     81,600  The Procter & Gamble Company                                                 6,109,800
     22,857  Unilever NV ADR                                                              1,418,563
                                                                                       ------------
                                                                                         40,747,445
                                                                                       ------------

ELECTRONIC/ELECTRICAL MFG. (5.6%)
     57,200  Applied Materials Inc.(a)                                                    2,313,025
     31,200  Emerson Electric Co.                                                         2,273,700
    479,700  General Electric Company                                                    23,775,131
    502,800  Intel Corporation                                                           19,137,825
     37,400  KLA Tencor Corporation(a)                                                    1,028,500
     81,600  Linear Technology Corp.                                                      3,860,700
      6,300  Texas Instruments Inc.                                                         235,069
                                                                                       ------------
                                                                                         52,623,950
                                                                                       ------------

FINANCIAL SERVICES (1.1%)
     89,000  Citigroup Inc.                                                               4,433,313
    160,650  MBNA Corporation                                                             5,733,197
                                                                                       ------------
                                                                                         10,166,510
                                                                                       ------------

HEALTH CARE (13.4%)
     77,400  Allergan Inc.                                                                7,183,688
    607,500  Biomet Inc.                                                                 22,477,500
     36,100  Bristol-Myers Squibb Company                                                 2,502,181
    212,000  Eli Lilly & Co.                                                             19,861,750
    198,000  Johnson & Johnson                                                           19,800,000
     21,600  Medtronic Inc.                                                               1,150,200
    123,400  Merck & Co. Inc.                                                            11,437,638
    960,000  Pfizer Inc.                                                                 42,540,000
                                                                                       ------------
                                                                                        126,952,957
                                                                                       ------------

MACHINERY & MANUFACTURING (3.7%)
     45,900  AptarGroup Inc.                                                              1,147,500
    100,000  Caterpillar Inc.                                                             3,931,250
    372,300  Corning Incorporated                                                        21,779,550
     14,700  Deere & Company                                                                598,106
     44,600  Honeywell International Inc.                                                 2,174,250
     20,000  Illinois Tool Works Inc.                                                     1,126,250
     47,700  Minnesota Mining &
               Manufacturing Co.                                                          4,764,038
                                                                                       ------------
                                                                                         35,520,944
                                                                                       ------------

MEDIA & BROADCASTING (4.9%)
     42,000  Lee Enterprises Incorporated                                                 1,173,375
     42,000  Lee Enterprises Incorporated
               Class B                                                                    1,173,375
    173,333  Reuters Group PLC ADR                                                       15,361,637
    993,495  The Walt Disney Company                                                     28,749,262
                                                                                       ------------
                                                                                         46,457,649
                                                                                       ------------

MINING & METALS (.8%)
     29,200  Newmont Mining Corporation                                                     456,250
    109,200  Nucor Corporation                                                            3,794,700

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
MINING & METALS (CONTINUED)
     50,000  Rio Tinto PLC ADR                                                         $  3,068,750
     18,750  Steel Dynamics Inc.(a)                                                         187,500
                                                                                       ------------
                                                                                          7,507,200
                                                                                       ------------

OIL & GAS (4.7%)
     89,986  BP Amoco PLC ADR                                                             4,268,711
    144,000  Chevron Corporation                                                         11,790,000
     29,185  Devon Energy Corporation                                                     1,437,361
    171,600  Exxon Mobil Corporation                                                     15,100,800
     65,220  Pennzoil-Quaker State Company                                                  770,411
    188,700  Royal Dutch Petroleum Company
               ADR                                                                       11,263,031
                                                                                       ------------
                                                                                         44,630,314
                                                                                       ------------

RETAILERS (1.0%)
     32,800  Home Depot Inc.                                                              1,285,350
    149,600  Wal-Mart Stores Inc.                                                         7,807,250
                                                                                       ------------
                                                                                          9,092,600
                                                                                       ------------

TELECOM & TELECOM EQUIPMENT (9.3%)
  1,032,800  ADC Telecommunications Inc.(a)                                              20,849,650
    255,000  AT&T Corp.                                                                   5,004,375
     18,364  Avaya Inc.(a)                                                                  214,629
    544,000  LM Ericsson Telephone Company
               ADR                                                                        6,188,000
    220,376  Lucent Technologies Inc.                                                     3,429,602
    192,000  Motorola Inc.                                                                3,852,000
     88,400  Nokia Corporation ADR                                                        3,779,100
    178,400  Nortel Networks Corp.                                                        6,734,600
     39,947  Qwest Communications
               International Inc.(a)                                                      1,507,999
    470,024  SBC Communications Inc.                                                     25,821,944
     60,000  Vodafone Group PLC ADR                                                       2,055,000
    486,985  WorldCom Inc.(a)                                                             7,274,338
     59,600  XO Communications
               Incorporated(a)                                                              886,550
                                                                                       ------------
                                                                                         87,597,787
                                                                                       ------------

UTILITIES & ENERGY (.7%)
     36,000  Duke Energy Corporation                                                      3,237,750
     60,400  The AES Corporation(a)                                                       3,133,250
                                                                                       ------------
                                                                                          6,371,000
                                                                                       ------------
TOTAL COMMON STOCKS
  (cost $259,336,596)                                                                   647,812,018

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
CORPORATE BONDS (12.3%)
AGRICULTURE, FOODS, & BEVERAGE (.9%)
$ 3,000,000  Pioneer Hi-Bred International
               Inc.                             5.750% January 15, 2009                $  2,796,360
  3,000,000  Dean Foods Company                 6.625% May 15, 2009                       2,723,820
  2,950,000  Archer-Daniels-Midland Company     5.870% November 15, 2010                  2,644,940
                                                                                       ------------
                                                                                          8,165,120
                                                                                       ------------

AUTOMOTIVE (.6%)
  3,000,000  Daimler Chrysler North America     6.900% September 1, 2004                  2,959,800
  3,000,000  General Motors Acceptance
               Corp.                            7.750% January 19, 2010                   3,014,460
                                                                                       ------------
                                                                                          5,974,260
                                                                                       ------------

BUILDING MATERIALS & CONSTRUCTION (.6%)
  3,000,000  Leggett & Platt Inc.               7.650% February 15, 2005                  3,095,340
  3,000,000  Vulcan Materials Company           6.000% April 1, 2009                      2,741,490
                                                                                       ------------
                                                                                          5,836,830
                                                                                       ------------

CHEMICALS (.7%)
  3,000,000  PPG Industries Inc.                6.750% August 15, 2004                    2,978,310
  3,250,000  EI du Pont de Nemours and
               Company                          6.750% October 15, 2004                   3,282,175
                                                                                       ------------
                                                                                          6,260,485
                                                                                       ------------

COMPUTERS (.3%)
  3,000,000  International Business
               Machines Corporation             5.375% February 1, 2009                   2,686,290
                                                                                       ------------

CONSUMER & MARKETING (1.2%)
  2,000,000  Hasbro Inc.                        5.600% November 1, 2005                   1,704,760
  3,000,000  Kimberly Clark Corp.               7.100% August 1, 2007                     3,099,090
  3,000,000  The Procter & Gamble Company       6.875% September 15, 2009                 3,041,250
  3,000,000  Unilever Capital Corporation       7.125% November 1, 2010                   3,031,740
                                                                                       ------------
                                                                                         10,876,840
                                                                                       ------------

CONTAINERS & PACKAGING (.5%)
  5,000,000  Avery Dennison Corp.               5.900% December 1, 2008                   4,577,900
                                                                                       ------------

ELECTRONIC/ELECTRICAL MFG. (.3%)
  3,000,000  Emerson Electric Co.               5.850% March 15, 2009                     2,822,670
                                                                                       ------------

FINANCIAL SERVICES (1.1%)
  3,000,000  Household Finance Corp.            7.200% July 15, 2006                      2,978,430
  3,000,000  Ford Motor Credit Company          5.800% January 12, 2009                   2,651,970
  2,000,000  General Electric Capital Corp.     7.375% January 19, 2010                   2,097,300
  3,000,000  BellSouth Capital Funding
               Corp.                            7.750% February 15, 2010                  3,088,080
                                                                                       ------------
                                                                                         10,815,780
                                                                                       ------------

HEALTH CARE (.6%)
  3,000,000  Johnson & Johnson                  6.625% September 1, 2009                  3,003,840
  3,000,000  Becton Dickinson & Co.             7.150% October 1, 2009                    2,966,190
                                                                                       ------------
                                                                                          5,970,030
                                                                                       ------------

MACHINERY & MANUFACTURING (1.6%)
  3,000,000  United Technologies Corp.          7.000% September 15, 2006                 3,034,410

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
MACHINERY & MANUFACTURING (CONTINUED)
$ 3,000,000  Illinois Tool Works Inc.           5.750% March 1, 2009                   $  2,784,960
  3,000,000  Caterpillar Inc.                   7.250% September 15, 2009                 2,970,180
  3,000,000  Honeywell International Inc.       7.500% March 1, 2010                      3,126,540
  3,000,000  Deere & Company                    7.850% May 15, 2010                       3,110,280
                                                                                       ------------
                                                                                         15,026,370
                                                                                       ------------

MEDIA & BROADCASTING (.3%)
  3,000,000  The Washington Post Company        5.500% February 15, 2009                  2,725,500
                                                                                       ------------

OIL & GAS (.3%)
  3,000,000  Texaco Capital                     5.500% January 15, 2009                   2,762,580
                                                                                       ------------

RETAILERS (.6%)
  3,000,000  Albertsons Inc.                    6.950% August 1, 2009                     2,847,840
  3,000,000  Wal-Mart Stores Inc.               6.875% August 10, 2009                    3,037,020
                                                                                       ------------
                                                                                          5,884,860
                                                                                       ------------

TELECOM & TELECOM EQUIPMENT (2.1%)
  3,000,000  Vodafone Group PLC                 7.625% February 15, 2005                  3,061,980
  3,000,000  Deutsche Telekom International
               Financial                        7.750% June 15, 2005                      3,051,990
  3,000,000  WorldCom Inc.                      7.750% April 1, 2007                      3,043,740
  5,000,000  US West Communications             5.625% November 15, 2008                  4,459,000
  3,000,000  AT&T Corp.                         6.000% March 15, 2009                     2,674,170
  1,000,000  New England Telephone &
               Telegraph Co.                    5.875% April 15, 2009                       917,530
  3,000,000  Motorola Inc.                      7.625% November 15, 2010                  3,065,010
                                                                                       ------------
                                                                                         20,273,420
                                                                                       ------------

UTILITIES & ENERGY (.6%)
  3,000,000  Alabama Power Company              7.125% August 15, 2004                    3,031,650
  3,000,000  Duke Energy Corporation            7.375% March 1, 2010                      3,064,200
                                                                                       ------------
                                                                                          6,095,850
                                                                                       ------------
TOTAL CORPORATE BONDS
  (cost $119,553,225)                                                                   116,754,785
U.S. TREASURY OBLIGATIONS (16.5%)
  1,200,000  U.S. Treasury Notes                7.750% February 15, 2001                  1,203,312
  5,000,000  U.S. Treasury Notes                6.375% March 31, 2001                     5,000,800
    625,000  U.S. Treasury Bonds               13.125% May 15, 2001                         644,313
  2,000,000  U.S. Treasury Notes                8.000% May 15, 2001                       2,016,040
    680,000  U.S. Treasury Bonds               13.375% August 15, 2001                      713,354
  2,500,000  U.S. Treasury Notes                7.500% November 15, 2001                  2,532,575
  1,000,000  U.S. Treasury Bonds               14.250% February 15, 2002                  1,095,180
  2,000,000  U.S. Treasury Notes                7.500% May 15, 2002                       2,046,620
  5,000,000  U.S. Treasury Notes                6.000% July 31, 2002                      5,021,050
  7,500,000  U.S. Treasury Notes                6.375% August 15, 2002                    7,579,725
  2,570,000  U.S. Treasury Bonds               11.625% November 15, 2002                  2,847,714
  5,000,000  U.S. Treasury Notes                6.250% February 15, 2003                  5,063,650
  3,000,000  U.S. Treasury Bonds               10.750% May 15, 2003                       3,345,720
  9,000,000  U.S. Treasury Notes                5.750% August 15, 2003                    9,042,930
  5,500,000  U.S. Treasury Bonds               11.875% November 15, 2003                  6,422,735
  2,000,000  U.S. Treasury Notes                5.875% February 15, 2004                  2,018,640
  9,000,000  U.S. Treasury Notes                7.250% May 15, 2004                       9,468,900

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
$ 6,000,000  U.S. Treasury Notes                7.250% August 15, 2004                 $  6,341,280
  1,500,000  U.S. Treasury Bonds               11.625% November 15, 2004                  1,817,970
  5,000,000  U.S. Treasury Notes                7.500% February 15, 2005                  5,364,350
  4,500,000  U.S. Treasury Notes                6.500% May 15, 2005                       4,679,640
  6,000,000  U.S. Treasury Notes                5.875% November 15, 2005                  6,100,200
 11,500,000  U.S. Treasury Bonds                9.375% February 15, 2006                 13,481,565
  6,000,000  U.S. Treasury Notes                6.875% May 15, 2006                       6,383,160
  3,000,000  U.S. Treasury Notes                7.000% July 15, 2006                      3,212,430
  4,000,000  U.S. Treasury Notes                6.500% October 15, 2006                   4,195,200
 10,000,000  U.S. Treasury Notes                6.250% February 15, 2007                 10,388,700
  8,000,000  U.S. Treasury Notes                6.625% May 15, 2007                       8,487,040
 10,000,000  U.S. Treasury Notes                5.500% February 15, 2008                 10,007,500
  1,000,000  U.S. Treasury Bonds               10.375% November 15, 2009                  1,162,020
  7,000,000  U.S. Treasury Bonds               10.000% May 15, 2010                       8,165,010
                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $155,688,573)                                                                   155,849,323
GOVERNMENT AGENCY SECURITIES (1.6%)
  5,000,000  Federal Home Loan Mortgage
               Corp.                            7.375% May 15, 2003                       5,138,700
 10,000,000  Federal National Mortgage
               Association                      6.000% May 15, 2008                       9,760,500
                                                                                       ------------
TOTAL GOVERNMENT AGENCY SECURITIES
  (cost $14,515,087)                                                                     14,899,200

 SHARES OR
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (.6%)
  3,000,000  Ford Motor Credit Company,
               6.507%, December, 2000                                                     3,000,000
  2,737,536  Chase Vista Treasury Plus
               Money Market Fund                                                          2,737,536
                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $5,737,536)                                                                       5,737,536
                                                                                       ------------

TOTAL INVESTMENTS (99.5%)
  (cost $554,831,017)                                                                   941,052,862

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.5%)                                          4,732,286
                                                                                       ------------
NET ASSETS (100.0%)                                                                    $945,785,148
                                                                                       ============

Notes:

(a)  Non-income producing security.
At November 30, 2000, net unrealized appreciation of $386,221,845 consisted of gross unrealized appreciation of $402,885,161 and gross unrealized depreciation of $16,663,316 based on cost of $554,831,017 for federal income tax purposes.

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value (cost $554,831,017)                  $941,052,862
  Receivable for:
    Dividends and interest                     $  5,025,753
    Shares of the Fund sold                         131,193     5,156,946
                                               ------------
  Prepaid expenses                                                 18,436
                                                             ------------
  Total assets                                                946,228,244
                                                             ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed                      91,050
    Manager                                         323,139       414,189
                                               ------------
  Accrued liabilities                                              28,907
                                                             ------------
  Total liabilities                                               443,096
                                                             ------------
Net assets applicable to 18,454,945 shares
  outstanding of
  $1.00 par value common stock (40,000,000
  shares authorized)                                         $945,785,148
                                                             ============
Net asset value, offering price and
  redemption price per share                                 $      51.25
                                                             ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales of
    shares over amounts paid on redemptions
    of shares on account of capital                          $539,004,175
  Accumulated net realized loss on sales of
    investments                                                (4,256,235)
  Net unrealized appreciation of investments                  386,221,845
  Undistributed net investment income                          24,815,363
                                                             ------------
  Net assets applicable to shares outstanding                $945,785,148
                                                             ============

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                              2000         1999
                                          ------------  ----------
INVESTMENT INCOME:
  Dividends                               $  8,607,496   8,844,759
  Interest                                  20,286,207  21,001,785
                                          ------------  ----------
                                            28,893,703  29,846,544
  Less: foreign withholding taxes              116,756     144,691
                                          ------------  ----------
  Total investment income                   28,776,947  29,701,853
EXPENSES:
  Investment advisory and management
    fees                                     1,157,544   1,113,753
  Professional fees                             24,755      61,649
  ICI dues                                      19,087      23,365
  Registration fees                                 --       8,879
  Fidelity bond expense                          6,126       5,377
  Directors' fees                                6,750       7,200
  Reports to shareowners                        35,579      32,580
  Security evaluation fees                       5,537       4,571
  Franchise taxes                               17,593      17,600
  Custodian fees                                11,769      17,895
  Other                                             --         131
                                          ------------  ----------
  Total expenses                             1,284,740   1,293,000
                                          ------------  ----------
Net investment income                       27,492,207  28,408,853
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                             (4,256,235) 10,843,298
  Change in net unrealized appreciation
    or depreciation                        (11,987,371) 48,274,008
                                          ------------  ----------
Net realized and unrealized gain (loss)
  on investments                           (16,243,606) 59,117,306
                                          ------------  ----------
Net change in net assets resulting from
  operations                              $ 11,248,601  87,526,159
                                          ============  ==========

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 27,492,207   28,408,853
  Net realized gain (loss) on sales of
    investments                             (4,256,235)  10,843,298
  Change in net unrealized appreciation
    or depreciation                        (11,987,371)  48,274,008
                                          ------------  -----------
Net change in net assets resulting from
  operations                                11,248,601   87,526,159
Undistributed net investment income
  (loss) included in the price of shares
  issued and redeemed                         (252,185)     270,649
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (29,063,033) (27,062,617)
  Net realized gain                        (10,500,732)    (382,353)
                                          ------------  -----------
Total distributions to shareowners         (39,563,765) (27,444,970)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                159,716,297  112,775,656
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           37,839,726   26,064,784
                                          ------------  -----------
                                           197,556,023  138,840,440
  Less payments for shares redeemed        213,927,428  101,669,744
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (16,371,405)  37,170,696
                                          ------------  -----------
Total increase (decrease) in net assets    (44,938,754)  97,522,534
NET ASSETS:
  Beginning of year                        990,723,902  893,201,368
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $24,815,363
    in 2000, and $26,295,808 in 1999)     $945,785,148  990,723,902
                                          ============  ===========

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                                   YEAR ENDED NOVEMBER 30,
                                     -----------------------------------------------------------------------------------
                                      2000    1999    1998    1997    1996      1995       1994    1993    1992    1991
                                     ------  ------  ------  ------  ------  ----------   ------  ------  ------  ------
Net asset value, beginning of year   $52.79   49.54   46.09   42.04   37.76     31.12      30.88   31.24   27.98   22.72
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                1.50    1.51    1.54    1.40    1.39      1.25       1.03    0.98    0.98    0.94
  Net gain (loss) on investments
    (both realized and unrealized)    (0.91)   3.23    4.14    5.45    4.38      6.77       0.17   (0.09)   3.29    5.81
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
  Total from investment operations     0.59    4.74    5.68    6.85    5.77      8.02       1.20    0.89    4.27    6.75
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
LESS DISTRIBUTIONS
  Net investment income               (1.56)  (1.47)  (1.54)  (1.47)  (1.30)    (1.19)     (0.89)  (1.01)  (0.89)  (1.03)
  Net realized gain                   (0.57)  (0.02)  (0.69)  (1.33)  (0.19)    (0.19)     (0.07)  (0.24)  (0.12)  (0.46)
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
  Total distributions                 (2.13)  (1.49)  (2.23)  (2.80)  (1.49)    (1.38)     (0.96)  (1.25)  (1.01)  (1.49)
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
Net asset value, end of year         $51.25   52.79   49.54   46.09   42.04     37.76      31.12   30.88   31.24   27.98
                                     ======  ======  ======  ======  ======    ======     ======  ======  ======  ======
TOTAL RETURN                           0.97%   9.72%  12.72%  17.33%  15.78%    26.53%      3.98%   2.91%  15.43%  31.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)   $945.8   990.7   893.2   762.3   626.1     499.7      370.5   327.8   259.7   173.5
Ratio of expenses to average net
  assets                               0.13%   0.13%   0.14%   0.14%   0.15%     0.17%(a)   0.17%   0.19%   0.22%   0.26%
Ratio of net investment income to
  average net assets                   2.74%   2.96%   3.34%   3.42%   3.63%     3.66%      3.36%   3.20%   3.29%   3.66%
Portfolio turnover rate                   5%      5%      2%      6%      9%        6%         4%      4%      4%      1%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

PRINCIPAL                                   COUPON
  AMOUNT                                     RATE           MATURITY DATE              VALUE
----------                                  ------  ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (98.0%)
$3,000,000  U.S. Treasury Notes             5.500%  December 31, 2000               $  2,997,150
 1,000,000  U.S. Treasury Notes             5.250%  January 31, 2001                     998,180
 1,500,000  U.S. Treasury Notes             7.750%  February 15, 2001                  1,504,140
 4,000,000  U.S. Treasury Notes             5.625%  February 28, 2001                  3,994,240
 5,000,000  U.S. Treasury Notes             8.000%  May 15, 2001                       5,040,100
 1,000,000  U.S. Treasury Notes             7.875%  August 15, 2001                    1,011,720
 3,000,000  U.S. Treasury Notes             6.375%  September 30, 2001                 3,005,550
 4,000,000  U.S. Treasury Notes             7.500%  November 15, 2001                  4,052,120
 4,000,000  U.S. Treasury Notes             7.500%  May 15, 2002                       4,093,240
 8,000,000  U.S. Treasury Notes             6.375%  August 15, 2002                    8,085,040
 5,000,000  U.S. Treasury Notes             5.750%  November 30, 2002                  5,013,150
 6,000,000  U.S. Treasury Notes             6.250%  February 15, 2003                  6,076,380
 5,000,000  U.S. Treasury Notes             5.750%  April 30, 2003                     5,017,100
 7,000,000  U.S. Treasury Notes             5.750%  August 15, 2003                    7,033,390
 8,000,000  U.S. Treasury Notes             7.250%  May 15, 2004                       8,416,800
 5,000,000  U.S. Treasury Notes             7.250%  August 15, 2004                    5,284,400
 4,000,000  U.S. Treasury Notes             7.875%  November 15, 2004                  4,324,720
 4,000,000  U.S. Treasury Notes             7.500%  February 15, 2005                  4,291,480
 4,000,000  U.S. Treasury Notes             6.500%  May 15, 2005                       4,159,680
 8,000,000  U.S. Treasury Notes             6.500%  August 15, 2005                    8,327,200
 4,000,000  U.S. Treasury Notes             5.875%  November 15, 2005                  4,066,800
 8,000,000  U.S. Treasury Notes             5.625%  February 15, 2006                  8,048,080
 7,000,000  U.S. Treasury Notes             6.500%  October 15, 2006                   7,341,600
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $114,437,500)                                                                112,182,260

SHARES
----------
SHORT-TERM INVESTMENTS (2.0%)
 2,204,470  Chase Vista Treasury Plus
              Money Market Fund
              (cost $2,204,470)                                                        2,204,470
                                                                                    ------------

TOTAL INVESTMENTS (100.0%)
  (cost $116,641,970)                                                                114,386,730

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.0%)                                          54,491
                                                                                    ------------
NET ASSETS (100.0%)                                                                 $114,441,221
                                                                                    ============

Notes:
At November 30, 2000, net unrealized depreciation of $2,255,240 consisted of gross unrealized appreciation of $496,861 and gross unrealized depreciation of $2,752,101 based on cost of $116,641,970 for federal income tax purposes.

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value
    (cost $116,641,970)                                $ 114,386,730
  Receivable for:
    Interest                              $ 1,286,223
    Shares of the Fund sold                    90,176      1,376,399
                                          -----------
  Prepaid expenses                                             4,465
                                                       -------------
  Total assets                                           115,767,594
                                                       -------------
LIABILITIES AND NET ASSETS
  Dividends to shareowners                                 1,213,502
  Payable for:
    Shares of the Fund redeemed                37,573
    Manager                                    52,680         90,253
                                          -----------
  Accrued liabilities                                         22,618
                                                       -------------
  Total liabilities                                        1,326,373
                                                       -------------
Net assets applicable to 11,980,099
  shares outstanding
  of $1.00 par value common stock
  (40,000,000 shares authorized)                       $ 114,441,221
                                                       =============
Net asset value, offering price and
  redemption price per share                           $        9.55
                                                       =============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                            $ 124,500,544
  Accumulated net realized loss on sales
    of investments                                        (7,804,083)
  Net unrealized depreciation of
    investments                                           (2,255,240)
                                                       -------------
  Net assets applicable to shares
    outstanding                                        $ 114,441,221
                                                       =============

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             2000         1999
                                          -----------  ----------
INVESTMENT INCOME:
  Interest                                $ 8,625,992  10,570,203
EXPENSES:
  Investment advisory and management
    fees                                      200,660     230,126
  Professional fees                            21,017      41,759
  ICI dues                                      2,992       6,174
  Registration fees                                --         145
  Fidelity bond expense                         2,941       2,709
  Directors' fees                               2,250       2,400
  Reports to shareowners                        5,045       5,533
  Security evaluation fees                        602         963
  Franchise taxes                              10,434       8,323
  Custodian fees                                5,092      10,256
  Other                                            --         131
                                          -----------  ----------
  Total expenses                              251,033     308,519
                                          -----------  ----------
Net investment income                       8,374,959  10,261,684
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                            (3,819,121)   (884,533)
  Change in net unrealized appreciation
    or depreciation                         4,390,452  (7,167,018)
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                              571,331  (8,051,551)
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $ 8,946,290   2,210,133
                                          ===========  ==========

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $  8,374,959   10,261,684
  Net realized loss on sales of
    investments                             (3,819,121)    (884,533)
  Change in net unrealized appreciation
    or depreciation                          4,390,452   (7,167,018)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 8,946,290    2,210,133
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                     (8,374,959) (10,261,684)
                                          ------------  -----------
Total distributions to shareowners          (8,374,959) (10,261,684)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 47,661,071   75,116,757
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                            7,856,803    9,326,141
                                          ------------  -----------
                                            55,517,874   84,442,898
  Less payments for shares redeemed         93,216,211   78,967,686
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (37,698,337)   5,475,212
                                          ------------  -----------
Total decrease in net assets               (37,127,006)  (2,576,339)
NET ASSETS:
  Beginning of year                        151,568,227  154,144,566
                                          ------------  -----------
  End of year                             $114,441,221  151,568,227
                                          ============  ===========

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                              YEAR ENDED NOVEMBER 30,
                                ------------------------------------------------------------------------------------
                                 2000   1999   1998   1997     1996        1995        1994      1993   1992   1991
                                ------  -----  -----  -----  ---------   ---------   ---------   -----  -----  -----
Net asset value, beginning of
  year                          $ 9.47   9.98   9.85   9.98    10.15        9.72       10.52     10.46  10.50  10.16
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           0.63   0.64   0.68   0.69     0.70        0.70        0.71      0.74   0.78   0.78
  Net gain (loss) on
    investments (both realized
    and unrealized)               0.08  (0.51)  0.13  (0.13)   (0.17)       0.43       (0.80)     0.06  (0.04)  0.34
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
  Total from investment
    operations                    0.71   0.13   0.81   0.56     0.53        1.13       (0.09)     0.80   0.74   1.12
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
LESS DISTRIBUTIONS
  Net investment income          (0.63) (0.64) (0.68) (0.69)   (0.70)      (0.70)      (0.71)    (0.74) (0.78) (0.78)
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
  Total distributions            (0.63) (0.64) (0.68) (0.69)   (0.70)      (0.70)      (0.71)    (0.74) (0.78) (0.78)
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
Net asset value, end of year    $ 9.55   9.47   9.98   9.85     9.98       10.15        9.72     10.52  10.46  10.50
                                ======  =====  =====  =====    =====       =====       =====     =====  =====  =====
TOTAL RETURN                      7.70%  1.35%  8.31%  5.87%    5.44%      11.91%      (0.85)%    7.82%  7.19% 11.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $114.4  151.6  154.1  112.8    107.6       104.7        94.3     103.7   85.9   66.8
Ratio of expenses to average
  net assets                      0.20%  0.20%  0.21%  0.22%    0.23%(a)    0.25%(a)    0.22%     0.25%  0.27%  0.28%
Ratio of net investment income
  to average net assets           6.66%  6.63%  6.80%  7.03%    7.03%       7.00%       7.00%     7.00%  7.30%  7.65%
Portfolio turnover rate             12%    12%    14%    15%      17%         17%         15%       15%    15%    14%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY         (MOODY'S
   AMOUNT                                      RATE           DATE           OR S&P)        VALUE
------------                                  -------  -------------------  ----------  -------------
LONG-TERM MUNICIPAL BONDS (97.5%)
ALABAMA (1.9%)
$ 2,200,000   The Water Works and Sewer
                Board, Birmingham, Alabama,
                Water and Sewer Revenue
                Bonds, Series 1994
                (Prerefunded to
                1-1-2004 @ 102)                4.750%  January 1, 2005         Aa3      $  2,252,668
  2,165,000   Huntsville, Alabama, General
                Obligation Warrants,
                Series 1998A                   4.600%  November 1, 2013        Aa2         2,013,320
  2,465,000   Limestone County Board of
                Education, Alabama, Capital
                Outlay Tax Antic Warrants,
                Series 1998                    4.900%  July 1, 2015            Aaa         2,348,751
                                                                                        ------------
                                                                                           6,614,739
                                                                                        ------------

ALASKA (2.0%)
  1,505,000   Anchorage, Alaska, General
                Obligation General Purpose
                Refunding Bonds                4.600%  February 1, 2003        Aaa         1,507,679
  1,500,000   Municipality of Anchorage,
                Alaska, 1993 General
                Obligation Refunding School
                Bonds, Series B                4.900%  September 1, 2003       Aaa         1,514,490
  1,100,000   Municipality of Anchorage,
                Alaska, 1994 General
                Obligation School Bonds        5.400%  July 1, 2005            Aaa         1,135,046
  1,500,000   Municipality of Anchorage,
                Alaska, 2000 General
                Obligation General Purpose
                Bonds, Series A                5.625%  September 1, 2013       Aaa         1,559,790
  1,565,000   Matanuska-Susitna Borough,
                Alaska, General Obligation
                School Bonds, 1999 Series A    5.000%  March 1, 2015           Aaa         1,513,762
                                                                                        ------------
                                                                                           7,230,767
                                                                                        ------------

ARIZONA (5.5%)
  1,000,000   Pima County, Arizona, General
                Obligation Refunding Bonds,
                Series 1992                    6.300%  July 1, 2002            A1          1,028,600
  3,000,000   Tempe Union High School
                District No. 213, Maricopa
                County, Arizona, School
                Improvement General
                Obligation Bonds, Project of
                1989, Series 1992B
                (Prerefunded to
                7-1-2001 @ 101)                5.875%  July 1, 2002            A+          3,055,650
  2,000,000   Deer Valley Unified School
                District No. 97 of Maricopa
                County, Arizona, School
                Improvement Bonds, Project
                of 1992, Series A (1993)       5.125%  July 1, 2004            Aaa         2,041,560
  1,000,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1990A                   7.100%  July 1, 2004            A1          1,081,730
  2,340,000   City of Phoenix, Arizona,
                General Obligation Refunding
                Bonds, Series 1993 A           5.300%  July 1, 2006            Aa1         2,430,301
  1,000,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.100%  July 1, 2008            A1          1,149,550
  1,200,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.000%  July 1, 2009            A1          1,386,660
  2,500,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.000%  July 1, 2010            A1          2,918,500
  4,250,000   Mesa Unified School District
                No. 4 of Maricopa County,
                Arizona, School Improvement
                Bonds, Project of 1995,
                Series D (1997)                4.750%  July 1, 2010            Aaa         4,254,590
                                                                                        ------------
                                                                                          19,347,141
                                                                                        ------------

CALIFORNIA (3.3%)
    400,000   State of California, General
                Obligation Veterans Bonds,
                Series AL                      9.600%  April 1, 2001           Aa2           407,372
  1,400,000   San Diego County, California,
                Water Authority Water
                Revenue Certificates of
                Participation, Series 1991A    6.000%  May 1, 2001             Aa3         1,412,558
  3,000,000   City of Los Angeles,
                California, Department of
                Water and Power, Electric
                Plant Refunding Revenue
                Bonds, Second Issue of 1993    4.800%  November 15, 2004       Aa3         3,068,250
  2,000,000   State of California, Various
                Purpose General Obligation
                Bonds                          6.000%  October 1, 2006         Aa2         2,179,100
  2,830,000   Sacramento County, California,
                Sanitary District Financing
                Authority Revenue Bonds,
                1995                           5.000%  December 1, 2007        Aaa         2,973,141

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
CALIFORNIA (CONTINUED)
$ 1,500,000   Sacramento County, California,
                Sanitary District Financing
                Authority Revenue Bonds,
                1995 (Prerefunded to
                12-1-2007 @ 100)               5.000%  December 1, 2008        Aaa      $  1,575,870
                                                                                        ------------
                                                                                          11,616,291
                                                                                        ------------

COLORADO (4.7%)
  2,620,000   Cherry Creek School District
                No. 5, Arapahoe County,
                Colorado, General Obligation
                Improvement Bonds,
                Series 1990 (Prerefunded to
                12-15-2000 @ 101)              7.000%  December 15, 2003       Aa1         2,648,846
  2,000,000   Jefferson County, Colorado,
                School District No. R-1
                General Obligation Bonds,
                Series 1992 (Prerefunded to
                12-15-2002 @ 101)              5.750%  December 15, 2003       Aaa         2,070,020
  2,000,000   Arapahoe County School
                District # 6, Colorado,
                Littleton Public Schools
                General Obligation
                Improvement Bonds,
                Series 1995A                   5.000%  December 1, 2007        Aa2         2,051,040
  2,000,000   Cherry Creek School District
                No. 5 (Arapahoe County,
                Colorado), General
                Obligation Bonds,
                Series 1999                    5.500%  December 15, 2009       Aa1         2,115,200
  2,540,000   Mesa County Valley School
                District No. 51, County of
                Mesa, State of Colorado,
                General Obligation Bonds,
                Series 1996                    5.300%  December 1, 2010        Aaa         2,616,302
  3,135,000   St. Vrain School District #
                R3-1J, Colorado, General
                Obligation, Series 1997        5.000%  December 15, 2012       Aaa         3,136,975
  1,855,000   City of Boulder, Colorado,
                Open Space Acquisition
                Refunding Bonds,
                Series 1999                    5.000%  August 15, 2013         Aa1         1,847,951
                                                                                        ------------
                                                                                          16,486,334
                                                                                        ------------

DELAWARE (.7%)
  1,125,000   The State of Delaware, General
                Obligation Bonds,
                Series 1994B (Prerefunded to
                12-1-2004 @ 100)               6.000%  December 1, 2011        Aaa         1,186,189
  1,125,000   The State of Delaware, General
                Obligation Bonds,
                Series 1994B (Prerefunded to
                12-1-2004 @ 100)               6.000%  December 1, 2012        Aaa         1,186,189
                                                                                        ------------
                                                                                           2,372,378
                                                                                        ------------

FLORIDA (1.9%)
  2,000,000   School District of Leon
                County, Florida, General
                Obligation Refunding Bonds,
                Series 1991                    5.850%  July 1, 2001            A1          2,017,440
  2,000,000   State of Florida, State Board
                of Education, Public
                Education Capital Outlay
                Refunding Bonds, 1995
                Series C                       5.125%  June 1, 2008            Aa2         2,047,020
  3,000,000   State of Florida, State Board
                of Education Capital Outlay,
                1999 Series A                  4.750%  January 1, 2015         Aa2         2,817,690
                                                                                        ------------
                                                                                           6,882,150
                                                                                        ------------

GEORGIA (7.8%)
  1,500,000   Municipal Electric Authority
                of Georgia, General Power
                Revenue Bonds, Series 1993A
                (Escrowed to maturity)         5.000%  January 1, 2004         A3          1,519,170
  1,205,000   DeKalb County School District,
                Georgia, General Obligation
                Refunding Bonds,
                Series 1993                    5.100%  July 1, 2004            Aa2         1,229,449
  3,215,000   Forsyth County School
                District, Georgia, General
                Obligation Bonds,
                Series 1995 (Prerefunded to
                7-1-2005 @ 102)                5.050%  July 1, 2007            Aaa         3,338,488
  3,590,000   State of Georgia, General
                Obligation Bonds,
                Series 1996C                   6.250%  August 1, 2009          Aaa         3,993,013
  2,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1995C                   5.700%  July 1, 2011            Aaa         2,151,380
  4,000,000   Gwinnett County Water & Sewer
                Authority, Georgia, Revenue
                Series 1998                    5.000%  August 1, 2011          Aaa         4,054,880
  3,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1995B                   5.750%  March 1, 2012           Aaa         3,231,780
  3,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1997A                   6.250%  April 1, 2012           Aaa         3,365,490
  1,055,000   Columbia County, Georgia,
                General Obligation Bonds
                (Courthouse/Detention Center
                Projects), Series 1998         4.700%  Feburary 1, 2013        A+            992,544

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
GEORGIA (CONTINUED)
$ 1,195,000   Columbia County, Georgia,
                General Obligation Bonds
                (Courthouse/Detention Center
                Projects), Series 1998         4.800%  February 1, 2014        A+       $  1,126,670
  2,500,000   Fayette County School
                District, Georgia, General
                Obligation Refunding School
                Bonds, Series 1999             4.750%  March 1, 2015           Aa3         2,388,275
                                                                                        ------------
                                                                                          27,391,139
                                                                                        ------------

HAWAII (2.8%)
  2,200,000   City and County of Honolulu,
                Hawaii, General Obligation
                Refunding Bonds, Series 1      5.600%  June 1, 2001            Aa3         2,213,200
  1,775,000   City and County of Honolulu,
                Hawaii, General Obligation
                Bonds, 1996 Series A           5.400%  September 1, 2009       Aaa         1,847,793
  2,225,000   City and County of Honolulu,
                Hawaii, General Obligation
                Bonds, 1996 Series A
                (Prerefunded to
                9-1-2008 @ 100)                5.400%  September 1, 2009       Aaa         2,332,423
  3,000,000   State of Hawaii, General
                Obligation Bonds of 1992,
                Series BW                      6.375%  March 1, 2011           Aa3         3,338,940
                                                                                        ------------
                                                                                           9,732,356
                                                                                        ------------

IDAHO (.4%)
  1,540,000   Joint School District No. 2,
                Ada & Canyon Counties,
                Idaho, General Obligation
                School Bonds, Series 1994      5.000%  July 30, 2004           Aa2         1,563,593
                                                                                        ------------

ILLINOIS (5.3%)
  2,000,000   Lake County, Illinois, Forest
                Preserve District General
                Obligation Refunding Bonds,
                Series 1992B                   5.700%  February 1, 2003        Aa1         2,048,940
  2,000,000   State of Illinois, General
                Obligation Refunding Bonds,
                Series of June 1993            5.000%  June 1, 2003            Aa2         2,022,140
  2,025,000   County of DuPage, Illinois,
                General Obligation Refunding
                Bonds (Alternate Rev. Source
                - Stormwater Project)          5.100%  January 1, 2004         Aaa         2,054,909
  4,000,000   State of Illinois, General
                Obligation Bonds,
                Series September 1996          5.450%  September 1, 2009       Aaa         4,174,240
  2,500,000   Forest Preserve District of
                Kane County, Kane County,
                Illinois, General Obligation
                Bonds, Series 1999             5.000%  December 30, 2011       Aa3         2,507,125
  3,785,000   DuPage County Forest Preserve
                District, Illinois, General
                Obligation, Series 1997        4.900%  October 1, 2013         Aaa         3,683,486
  2,195,000   Community Unit School District
                Number 200, DuPage County,
                Illinois,
                (Wheaton-Warrenville),
                General Obligation School
                Building Bonds, Series 1999    5.050%  February 1, 2015        Aaa         2,142,561
                                                                                        ------------
                                                                                          18,633,401
                                                                                        ------------

INDIANA (2.3%)
    900,000   Monroe County Jail, Indiana,
                First Mortgage Refunding
                Bonds, Series 1993             4.900%  January 1, 2002         A1            904,212
    925,000   Monroe County Jail, Indiana,
                First Mortgage Refunding
                Bonds, Series 1993             4.900%  July 1, 2002            A1            930,568
  2,000,000   Indianapolis, Indiana, Local
                Public Improvement Bond
                Bank, Series 1993A Bonds       5.250%  January 10, 2004        Aaa         2,040,660
  2,125,000   Southwest Allen, Indiana, High
                School Building Corp., 1st
                Mortgage Refunding Bonds,
                Series 1996B                   4.850%  July 15, 2006           Aaa         2,141,532
  2,325,000   Eagle-Union Community Schools
                Building Corporation, Boone
                County, Indiana, 1st
                Mortgage Refunding Bonds,
                Series 1999                    4.875%  July 5, 2015            Aaa         2,178,130
                                                                                        ------------
                                                                                           8,195,102
                                                                                        ------------

IOWA (1.2%)
  2,000,000   City of Des Moines, Iowa,
                Sewer Revenue Bonds,
                Series 1992D                   6.000%  June 1, 2003            Aaa         2,041,760

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
IOWA (CONTINUED)
$ 2,045,000   City of Iowa City, Johnson
                County, Iowa, Sewer Revenue
                Bonds                          5.875%  July 1, 2004            Aaa      $  2,083,098
                                                                                        ------------
                                                                                           4,124,858
                                                                                        ------------

KANSAS (.1%)
    220,000   Johnson County Water District
                No. 1, Kansas, Water
                Revenue, Series 1982A
                (Escrowed to maturity)        10.250%  August 1, 2002          Aaa           233,798
                                                                                        ------------

KENTUCKY (1.7%)
  2,720,000   Louisville and Jefferson
                County Metropolitan Sewer
                District (Commonwealth of
                Kentucky), Sewer and
                Drainage System Revenue
                Bonds, Series 1999A            5.500%  May 15, 2009            Aaa         2,860,678
  1,665,000   Jefferson County, Kentucky,
                General Obligation Refunding
                Bonds, Series 1998A            4.600%  December 1, 2013        Aa2         1,554,111
  1,745,000   Jefferson County, Kentucky,
                General Obligation Refunding
                Bonds, Series 1998A            4.700%  December 1, 2014        Aa2         1,637,002
                                                                                        ------------
                                                                                           6,051,791
                                                                                        ------------

LOUISIANA (1.5%)
  5,000,000   State of Louisiana, General
                Obligation Bonds,
                Series 1997A                   5.375%  April 15, 2011          Aaa         5,154,300
                                                                                        ------------

MARYLAND (2.2%)
  2,000,000   Howard County, Maryland,
                Consolidated Public
                Improvement Refunding Bonds,
                Series 1991B                   5.800%  August 15, 2001         Aaa         2,020,920
  5,750,000   Montgomery County, Maryland,
                General Obligation
                Consolidated Public
                Improvement, 1998 Series A     4.875%  May 1, 2013             Aaa         5,701,700
                                                                                        ------------
                                                                                           7,722,620
                                                                                        ------------

MICHIGAN (4.2%)
  3,140,000   State of Michigan, General
                Obligation Bonds, Clean
                Michigan Initiative Program,
                Series 1999A                   5.500%  November 1, 2009        Aaa         3,337,632
  2,500,000   Lake Orion Community School
                District, County of Oakland,
                State of Michigan, 2000
                School Building and Site
                Bonds, (General Obligation -
                Unlimited Tax), Series A (a)   5.550%  May 1, 2011             Aaa         2,621,325
  3,800,000   Northville Public Schools,
                Michigan, 1997 General
                Obligation School Building &
                Site & Refunding               5.100%  May 1, 2011             Aaa         3,840,850
  2,465,000   Clarkston Community Schools,
                County of Oakland, State of
                Michigan, 1998 Refunding
                Bonds (General
                Obligation-Unlimited Tax)      4.850%  May 1, 2012             Aaa         2,416,637
  1,400,000   Avondale School District,
                Oakland County, Michigan,
                1999 Refunding Bonds
                (Unlimited Tax General
                Obligation)                    4.850%  May 1, 2015             Aaa         1,320,536
  1,400,000   Avondale School District,
                Oakland County, Michigan,
                1999 Refunding Bonds
                (Unlimited Tax General
                Obligation)                    4.900%  May 1, 2016             Aaa         1,321,432
                                                                                        ------------
                                                                                          14,858,412
                                                                                        ------------

MINNESOTA (2.7%)
  1,885,000   Anoka County, Minnesota,
                General Obligation Capital
                Improvement Refunding Bonds,
                Series 1992C                   5.200%  February 1, 2001        A1          1,887,450
  1,500,000   County of Ramsey, Minnesota,
                General Obligation Capital
                Improvement Refunding Bonds,
                Series 1992C                   5.400%  December 1, 2002        Aaa         1,529,325
  3,215,000   State of Minnesota, General
                Obligation State Refunding
                Bonds of 1983                  5.125%  August 1, 2004          Aaa         3,267,244

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
MINNESOTA (CONTINUED)
$ 3,000,000   Wayzata Independent School
                District #284, Minnesota,
                General Obligation School
                Building Refunding,
                Series 1998A                   5.000%  February 1, 2012        Aa1      $  3,007,770
                                                                                        ------------
                                                                                           9,691,789
                                                                                        ------------

MISSISSIPPI (1.2%)
  2,100,000   Jackson Public School
                District, Mississippi,
                General Obligation School
                Bonds, Series 1992             5.800%  July 1, 2002            A1          2,142,546
  2,000,000   City of Jackson, Mississippi,
                Water and Sewer System
                Revenue Refunding Bonds,
                Series 1993-A                  4.850%  September 1, 2004       Aaa         2,018,280
                                                                                        ------------
                                                                                           4,160,826
                                                                                        ------------

MISSOURI (.4%)
  1,375,000   The School District of St.
                Joseph, (St. Joseph,
                Missouri), General
                Obligation School Building
                Bonds, Series 2000,
                (Missouri Direct Deposit
                Program)                       5.450%  March 1, 2011           AA+         1,444,328
                                                                                        ------------

NEBRASKA (2.9%)
  2,000,000   City of Lincoln, Nebraska,
                Water Revenue and Refunding
                Bonds, Series 1993             4.900%  August 15, 2003         Aa2         2,022,080
  1,500,000   Omaha, Nebraska, Public Power
                District Electric System
                Revenue Bonds, 1993
                Series B                       5.100%  February 1, 2005        Aa2         1,528,635
  6,000,000   Omaha Public Power District,
                Nebraska, Electric System
                Revenue Bonds, 1992
                Series B (Escrowed to
                maturity)                      6.150%  February 1, 2012        Aa2         6,582,480
                                                                                        ------------
                                                                                          10,133,195
                                                                                        ------------

NEVADA (.6%)
  2,110,000   State of Nevada, General
                Obligation (Limited Tax)
                Hoover Uprating Refunding
                Bonds, Series 1992             6.000%  October 1, 2001         Aa2         2,138,232
                                                                                        ------------

NEW YORK (.4%)
  1,250,000   State of New York, Power
                Authority General Purpose
                Bonds, Series Z (Escrowed
                to maturity)                   6.000%  January 1, 2001         Aaa         1,251,638
                                                                                        ------------

NORTH CAROLINA (3.3%)
  1,600,000   County of Buncombe, North
                Carolina, Refunding Bonds,
                Series 1993                    5.100%  March 1, 2004           Aa2         1,632,512
  1,325,000   Winston-Salem, North Carolina,
                Water and Sewer System
                Revenue Bonds, Series 1995B    5.000%  June 1, 2007            Aa2         1,352,255
  1,665,000   Winston-Salem, North Carolina,
                Water and Sewer System
                Revenue Bonds, Series 1995B    5.100%  June 1, 2008            Aa2         1,703,811
  4,000,000   County of Wake, North
                Carolina, General Obligation
                School Bonds, Series 1997      4.900%  March 1, 2009           Aaa         4,074,200
  3,000,000   State of North Carolina,
                Public School Building
                Bonds, General Obligation,
                Series 1999                    4.600%  April 1, 2016           Aaa         2,749,320
                                                                                        ------------
                                                                                          11,512,098
                                                                                        ------------

NORTH DAKOTA (.6%)
  2,000,000   Fargo, North Dakota, Water
                Revenue of 1993 (Escrowed to
                maturity)                      5.000%  January 1, 2004         Aaa         2,028,440
                                                                                        ------------

OHIO (3.6%)
  1,535,000   Columbus, Ohio, Sewer
                Improvement No. 27 Refunding
                Bonds,
                Series 1991(Unlimited Tax
                General Obligation Bonds)      5.900%  February 15, 2002       Aaa         1,563,121
  2,000,000   Hilliard City School District,
                Ohio, General Obligation
                (Unlimited Tax) School
                Improvement Bonds,
                Series 2000                    5.300%  December 1, 2010        Aa2         2,078,700

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
OHIO (CONTINUED)
$ 2,000,000   State of Ohio, Higher
                Education Capital
                Facilities, General
                Obligation Bonds,
                Series 2000A                   5.250%  February 1, 2011        Aa1      $  2,063,000
  5,000,000   State of Ohio, Full Faith &
                Credit General Obligation
                Infrastructure Improvement
                Bonds, Series 1997             5.350%  August 1, 2012          Aa1         5,138,850
  1,970,000   Delaware County, Ohio, General
                Obligation, Limited Tax,
                Sewer District Improvement
                Bonds, Series 1999             4.900%  December 1, 2015        Aaa         1,885,211
                                                                                        ------------
                                                                                          12,728,882
                                                                                        ------------

OKLAHOMA (2.1%)
  1,500,000   City of Tulsa, Oklahoma,
                General Obligation Refunding
                Bonds of 1993                  5.050%  June 1, 2002            Aa2         1,514,250
  1,050,000   Oklahoma City, Oklahoma,
                General Obligation Bonds,
                Series 1993                    5.150%  May 1, 2003             Aa2         1,065,677
  1,050,000   Oklahoma City, Oklahoma,
                General Obligation Bonds,
                Series 1993                    5.250%  May 1, 2004             Aa2         1,066,380
  2,000,000   Oklahoma City, Oklahoma,
                General Obligation Refunding
                Bonds, Series 1993             5.300%  August 1, 2005          Aa2         2,058,100
  1,680,000   City of Tulsa, Oklahoma,
                General Obligation Bonds,
                Series 1999                    5.250%  December 1, 2009        Aa2         1,740,950
                                                                                        ------------
                                                                                           7,445,357
                                                                                        ------------

OREGON (1.7%)
  4,000,000   Portland, Oregon, Sewer System
                Revenue Refunding Bonds,
                1997 Series A                  5.000%  June 1, 2011            Aaa         4,037,560
  2,000,000   Washington and Clackamas
                Counties School District
                #23J (Tigard-Tualatin),
                Oregon, General Obligation
                Bonds, Series 1995             5.550%  June 1, 2011            A1          2,064,960
                                                                                        ------------
                                                                                           6,102,520
                                                                                        ------------

PENNSYLVANIA (1.2%)
  1,645,000   City of Lancaster, Lancaster
                County, Pennsylvania,
                General Obligation Bonds,
                Series A of 1998               4.650%  May 1, 2013             Aaa         1,546,547
  2,695,000   City of Lancaster, Lancaster
                County, Pennsylvania,
                General Obligation Bonds,
                Series A of 1998               4.750%  May 1, 2014             Aaa         2,537,531
                                                                                        ------------
                                                                                           4,084,078
                                                                                        ------------

SOUTH CAROLINA (2.8%)
  1,625,000   Charleston County, South
                Carolina, General Obligation
                Bonds of 1994 (ULT)
                (Escrowed to maturity)         5.400%  June 1, 2005            Aa3         1,680,673
  1,700,000   State of South Carolina,
                General Obligation State
                Highway Bonds, Series 1995     5.100%  August 1, 2008          Aaa         1,749,215
  1,700,000   State of South Carolina,
                General Obligation State
                Highway Bonds, Series 1995     5.250%  August 1, 2009          Aaa         1,758,786
  2,675,000   City of Columbia, South
                Carolina, Waterworks and
                Sewer System Revenue Bonds,
                Series 1999                    5.500%  February 1, 2010        Aa3         2,814,421
  1,800,000   School District No. 1 of
                Richland County, South
                Carolina, General Obligation
                Bonds, Series 1999             5.500%  March 1, 2010           Aa1         1,904,130
                                                                                        ------------
                                                                                           9,907,225
                                                                                        ------------

TENNESSEE (4.0%)
  1,200,000   Shelby County, Tennessee,
                General Obligation Refunding
                Bonds, 1992 Series B           5.200%  March 1, 2001           Aa3         1,202,472
  1,000,000   Williamson County, Tennessee,
                Public Works Refunding
                Bonds, Series 1992             5.650%  March 1, 2002           Aa1         1,015,410
  2,000,000   Nashville & Davidson County,
                Tennessee, Electric System
                Revenue Bonds, 1992
                Series B                       5.500%  May 15, 2002            Aa3         2,030,420
  2,000,000   Nashville & Davidson County,
                Tennessee, General
                Obligation Refunding Bonds
                of 1993                        5.000%  May 15, 2003            Aa2         2,025,300
  1,500,000   Nashville & Davidson County,
                Tennessee, Water and Sewer
                Revenue Refunding Bonds,
                Series 1993                    4.900%  January 1, 2004         Aaa         1,515,330

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
TENNESSEE (CONTINUED)
$ 1,800,000   Nashville & Davidson County,
                Tennessee, General
                Obligation Refunding Bonds
                of 1993                        5.000%  May 15, 2005            Aa2      $  1,832,310
  4,500,000   Nashville & Davidson County,
                Tennessee, Water and Sewer
                Revenue Refunding Bonds,
                Series 1996                    5.250%  January 1, 2008         Aaa         4,644,765
                                                                                        ------------
                                                                                          14,266,007
                                                                                        ------------

TEXAS (6.4%)
  2,000,000   Texas Public Finance
                Authority, State of Texas,
                General Obligation Refunding
                Bonds, Series 1992A            5.700%  October 1, 2003         Aa1         2,064,720
  2,000,000   City of Dallas, Texas,
                Waterworks and Sewer System
                Revenue Refunding Bonds,
                Series 1993                    4.900%  April 1, 2004           Aa2         2,014,780
  2,355,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas and Denton Counties,
                Texas) School Building
                Unlimited Tax Bonds,
                Series 1996                    5.200%  February 15, 2008       Aaa         2,407,587
  1,000,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas County, Texas)
                School Building Unlimited
                Tax Bonds, Series 1999         5.375%  February 15, 2008       Aaa         1,040,170
  3,000,000   State of Texas, Public Finance
                Authority, General
                Obligation Refunding Bonds,
                Series 1996B                   5.400%  October 1, 2008         Aa1         3,105,900
  2,455,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas County, Texas)
                School Building Unlimited
                Tax Bonds, Series 1999         5.500%  February 15, 2009       Aaa         2,577,063
  3,000,000   Fort Worth Independent School
                District (Tarrant County,
                Texas), School Building
                Unlimited Tax Bonds,
                Series 2000                    5.500%  February 15, 2010       Aaa         3,152,310
  2,115,000   McKinney Independent School
                District (Collin County,
                Texas), School Building
                Unlimited Tax Bonds,
                Series 2000                    5.125%  February 15, 2012       Aaa         2,126,400
  1,840,000   City of Dallas, Texas,
                Waterworks and Sewer System
                Revenue Bonds, Series 1994A
                (Prerefunded to
                10-1-2001 @ 101.5)             6.375%  October 1, 2012         Aa2         1,896,911
  2,250,000   Round Rock Independent School
                District, Williamson and
                Travis Counties, Texas,
                Unlimited Tax School
                Building and Refunding
                Bonds, Series 1999             4.750%  August 1, 2015          Aaa         2,086,155
                                                                                        ------------
                                                                                          22,471,996
                                                                                        ------------

UTAH (1.2%)
  2,780,000   Salt Lake County, Utah,
                General Obligation Jail
                Bonds, Series 1995             5.000%  December 15, 2007       Aaa         2,826,982
  1,300,000   City of Provo, Utah County,
                Utah, General Obligation
                Library Bonds, Series 1999     5.250%  March 1, 2009           Aaa         1,344,746
                                                                                        ------------
                                                                                           4,171,728
                                                                                        ------------

VIRGINIA (.8%)
  2,885,000   Virginia Housing Development
                Authority, Commonwealth
                Mortgage Bonds                 5.350%  January 1, 2013         Aa1         2,886,154
                                                                                        ------------

WASHINGTON (6.8%)
  1,000,000   Washington Public Power Supply
                System Nuclear Project No.
                1, Revenue Refunding Bonds,
                Series 1990C                   7.700%  July 1, 2002            Aa1         1,047,510
  2,000,000   Washington Public Power Supply
                System Nuclear Project No.
                3, Refunding Revenue Bonds,
                Series 1993C                   4.800%  July 1, 2003            Aa1         2,009,580
  2,520,000   Federal Way School District
                No. 210, King County,
                Washington, Unlimited Tax
                General Obligation and
                Refunding Bonds,
                Series 1993                    5.250%  December 1, 2003        Aaa         2,573,248
  2,000,000   City of Seattle, Washington,
                Unlimited Tax General
                Obligation Refunding Bonds
                of 1993                        4.800%  December 1, 2004        Aaa         2,009,460
  2,035,000   Lakewood School District No.
                306, Snohomish County,
                Washington, Unlimited Tax
                General Obligation Bonds,
                2000                           5.550%  December 1, 2010        Aa1         2,141,899
  4,500,000   State of Washington, General
                Obligation Bonds,
                Series 1993A                   5.750%  October 1, 2012         Aa1         4,819,230

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
WASHINGTON (CONTINUED)
$ 2,000,000   City of Vancouver, Washington,
                Water and Sewer Revenue
                Refunding Bonds, 1998          4.600%  June 1, 2013            Aaa      $  1,849,380
  2,495,000   Seattle, Washington, Water
                System Revenue 1998            5.000%  October 1, 2013         Aa2         2,459,995
  2,605,000   City of Vancouver, Washington,
                Water and Sewer Revenue
                Refunding Bonds, 1998          4.650%  June 1, 2014            Aaa         2,395,897
  3,000,000   State of Washington, Variable
                Purpose General Obligation
                Refunding Bonds,
                Series R-99A                   4.750%  January 1, 2015         Aa1         2,811,480
                                                                                        ------------
                                                                                          24,117,679
                                                                                        ------------

WEST VIRGINIA (.7%)
  2,540,000   State of West Virginia, State
                Road General Obligation
                Bonds, Series 1998             5.000%  June 1, 2013            Aaa         2,519,045
                                                                                        ------------

WISCONSIN (4.1%)
  3,500,000   Milwaukee, Wisconsin,
                Metropolitan Sewerage
                District General Obligation
                Capital Purpose Bonds,
                Series 1990A (Escrowed to
                maturity)                      6.700%  October 1, 2002         Aa1         3,638,985
  2,000,000   State of Wisconsin, General
                Obligation Refunding Bonds
                of 1993, Series 1              5.300%  November 1, 2003        Aa2         2,044,880
  2,000,000   State of Wisconsin, General
                Obligation Bonds of 1995,
                Series A (Prerefunded to
                5-1-2005 @ 100)                6.000%  May 1, 2008             Aaa         2,116,480
  2,500,000   State of Wisconsin, General
                Obligation Refunding Bonds
                of 1993, Series 2              5.125%  November 1, 2010        Aa2         2,563,425
  2,180,000   Dane County, Wisconsin,
                General Obligation Refunding
                Bonds, Series 1998B            4.800%  March 1, 2012           Aaa         2,132,018
  2,220,000   Dane County, Wisconsin,
                General Obligation Refunding
                Bonds, Series 1998B            4.800%  March 1, 2013           Aaa         2,145,563
                                                                                        ------------
                                                                                          14,641,351
                                                                                        ------------

WYOMING (.5%)
  1,600,000   Natrona County, Wyoming,
                School District No. 1
                General Obligation Bonds,
                Series 1994 (Prerefunded to
                7-1-2004 @ 100)                5.450%  July 1, 2006            Aaa         1,649,760
                                                                                        ------------
TOTAL LONG-TERM MUNICIPAL BONDS
  (cost $336,374,422)                                                                    343,563,498

SHARES OR
PRINCIPAL
AMOUNT
------------
SHORT-TERM INVESTMENTS (1.8%)
  4,000,000   U.S. Treasury Bills, 5.965%
              and 6.185%, December, 2000 and
              January, 2001                                                                3,974,680
  2,303,912   Chase Vista Treasury Plus
              Money Market Fund                                                            2,303,912
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $6,277,845)                                                                        6,278,592
                                                                                        ------------

TOTAL INVESTMENTS (99.3%)
  (cost $342,652,267)                                                                    349,842,090

OTHER ASSETS, NET OF LIABILITIES (0.7%)                                                    2,624,146
                                                                                        ------------
NET ASSETS (100.0%)                                                                     $352,466,236
                                                                                        ============

Notes:

(a)  Ratings are unaudited.
At November 30, 2000, net unrealized appreciation of $7,189,823 consisted of gross unrealized appreciation of $9,761,745 and gross unrealized depreciation of $2,571,922 based on cost of $342,652,267 for federal income tax purposes.

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value (cost
    $342,652,267)                                     $349,842,090
  Receivable for:
    Interest                              $5,903,014
    Shares of the Fund sold                   21,808     5,924,822
                                          ----------
  Prepaid expenses                                           9,494
                                                      ------------
  Total assets                                         355,776,406
LIABILITIES AND NET ASSETS
  Dividends to shareowners                               3,033,215
  Payable for:
    Shares of the Fund redeemed              127,469
    Manager                                  121,015       248,484
                                          ----------
  Accrued liabilities                                       28,471
                                                      ------------
  Total liabilities                                      3,310,170
                                                      ------------
Net assets applicable to 42,750,826
  shares outstanding of
  $1.00 par value common stock
  (100,000,000 shares authorized)                     $352,466,236
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       8.24
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $345,355,033
  Accumulated net realized loss on sales
    of investments                                         (78,620)
  Net unrealized appreciation of
    investments                                          7,189,823
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $352,466,236
                                                      ============

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             2000         1999
                                          -----------  -----------
INVESTMENT INCOME:
  Taxable interest                        $   359,851      458,646
  Tax-exempt interest                      18,308,857   19,158,717
                                          -----------  -----------
  Total investment income                  18,668,708   19,617,363
EXPENSES:
  Investment advisory and management
    fees                                      421,888      442,211
  Professional fees                            24,921       54,134
  ICI dues                                      7,176       12,972
  Registration fees                                --        2,879
  Fidelity bond expense                         3,678        3,453
  Directors' fees                               4,500        4,800
  Reports to shareowners                        5,762        6,310
  Security evaluation fees                     18,799       21,288
  Franchise taxes                              18,023       17,420
  Custodian fees                                8,163       12,456
  Other                                            --          131
                                          -----------  -----------
  Total expenses                              512,910      578,054
                                          -----------  -----------
Net investment income                      18,155,798   19,039,309
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                               (37,244)      21,485
  Change in net unrealized appreciation
    or depreciation                         5,219,530  (19,471,906)
                                          -----------  -----------
Net realized and unrealized gain (loss)
  on investments                            5,182,286  (19,450,421)
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $23,338,084     (411,112)
                                          ===========  ===========

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 18,155,798   19,039,309
  Net realized gain (loss) on sales of
    investments                                (37,244)      21,485
  Change in net unrealized appreciation
    or depreciation                          5,219,530  (19,471,906)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                23,338,084     (411,112)
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (18,155,798) (19,039,309)
                                          ------------  -----------
Total distributions to shareowners         (18,155,798) (19,039,309)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 25,998,924   39,488,742
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           13,655,464   14,382,411
                                          ------------  -----------
                                            39,654,388   53,871,153
  Less payments for shares redeemed         50,924,135   38,958,604
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (11,269,747)  14,912,549
                                          ------------  -----------
Total decrease in net assets                (6,087,461)  (4,537,872)
NET ASSETS:
  Beginning of year                        358,553,697  363,091,569
                                          ------------  -----------
  End of year                             $352,466,236  358,553,697
                                          ============  ===========

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                              YEAR ENDED NOVEMBER 30,
                                -----------------------------------------------------------------------------------
                                 2000   1999   1998    1997    1996      1995        1994     1993    1992    1991
                                ------  -----  -----  ------  ------  ----------   --------  ------  ------  ------
Net asset value, beginning of
  year                          $ 8.12   8.55   8.43    8.44    8.50      7.88        8.59     8.34    8.15    7.98
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           0.42   0.43   0.45    0.47    0.48      0.48        0.48     0.50    0.53    0.54
  Net gain (loss) on
    investments (both realized
    and unrealized)               0.12  (0.43)  0.12   (0.01)  (0.06)     0.62       (0.69)    0.25    0.19    0.17
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
  Total from investment
    operations                    0.54     --   0.57    0.46    0.42      1.10       (0.21)    0.75    0.72    0.71
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
LESS DISTRIBUTIONS
  Net investment income          (0.42) (0.43) (0.45)  (0.47)  (0.48)    (0.48)      (0.48)   (0.50)  (0.53)  (0.54)
  Net realized gain (a)             --     --     --      --      --        --       (0.02)      --      --      --
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
  Total distributions            (0.42) (0.43) (0.45)  (0.47)  (0.48)    (0.48)      (0.50)   (0.50)  (0.53)  (0.54)
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
Net asset value, end of year    $ 8.24   8.12   8.55    8.43    8.44      8.50        7.88     8.59    8.34    8.15
                                ======  =====  =====  ======  ======    ======      ======   ======  ======  ======
TOTAL RETURN                      6.87%  0.04%  6.82%   5.68%   5.21%    14.25%      (2.55)%   9.17%   9.05%   9.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $352.5  358.6  363.1   336.4   321.1     307.4       269.9    276.4   211.3   167.2
Ratio of expenses to average
  net assets                      0.15%  0.16%  0.15%   0.15%   0.16%     0.17%(b)    0.16%    0.18%   0.19%   0.21%
Ratio of net investment income
  to average net assets           5.23%  5.20%  5.29%   5.61%   5.76%     5.80%       5.80%    5.84%   6.36%   6.75%
Portfolio turnover rate              7%    10%     6%      6%      6%        7%          8%       5%      4%      2%

----------

(a) Distributions representing less than $.01 per share were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital which may be supplemented by income. The Fund seeks to achieve this objective by investing most of its assets in common stocks and other income producing equity securities that are believed to have potential for long-term growth of capital or income, or both.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED
FUND) is long-term growth of principal while providing some current income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relatively low price volatility. The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of municipal bonds with maturities of 1-17 years.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on domestic or foreign securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation on the exchange in which the security is traded most extensively or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

INCOME RECOGNITION

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide requiring all Investment Companies to amortize premiums and discounts on fixed income securities, effective with the fiscal year beginning after December 15, 2000. The Balanced and Interim Funds currently do not amortize premiums and discounts on fixed income securities. Therefore, to comply with generally accepted accounting principles, these Funds will be required to amortize premiums and discounts on fixed income securities beginning December 1, 2001 and record a cumulative effect adjustment for the change in accounting. Had these Funds been required to institute this change on November 30, 2000, the cumulative effect would have reduced net investment income and increased unrealized appreciation on securities by $2,289,647 and $4,209,173 for the Interim and Balanced Funds, respectively. These reclassifications would not impact the Funds' total net assets or net asset values.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the respective Fund.

On December 15, 2000, the Growth Fund declared an ordinary income dividend of $.315 per share and a capital gain distribution of $.15 to shareowners of record on December 15, 2000 (reinvestment date December 18, 2000).

On December 15, 2000, the Balanced Fund declared an ordinary income dividend of $.73 per share to shareowners of record on December 15, 2000 (reinvestment date December 18, 2000).

At November 30, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             STATE FARM    STATE FARM     STATE FARM
                                EXPIRATION    BALANCED      INTERIM        MUNICIPAL
                                   YEAR      FUND, INC.    FUND, INC.   BOND FUND, INC.
                                ----------  ------------  ------------  ---------------

                                   2001      $  --            162,716        --

                                   2002         --            335,277        --

                                   2003         --            321,293        --

                                   2004         --            363,957        --

                                   2005         --            922,190        --

                                   2006         --            994,996          41,376

                                   2007         --            884,533        --

                                   2008       4,256,235     3,819,121          37,244
                                ----------   ----------    ----------     -----------

                                  Total      $4,256,235     7,804,083          78,620

The Interim Fund had a capital loss carryover of $22,669 expire in 2000 and was re-classified from accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemption of shares on account of capital on the Statement of Assets and Liabilities.

EQUALIZATION ACCOUNTING

A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30:

                                             2000        1999
                                          ----------  ----------

State Farm Growth Fund, Inc.              $3,177,953   2,740,037

State Farm Balanced Fund, Inc.             1,157,544   1,113,753

State Farm Interim Fund, Inc.                200,660     230,126

State Farm Municipal Bond Fund, Inc.         421,888     442,211

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to their officers or directors during the fiscal years ended November 30, except for the following directors' fees paid to the Funds' independent directors:

                                           2000     1999
                                          -------  -------

State Farm Growth Fund, Inc.              $13,500   14,400

State Farm Balanced Fund, Inc.              6,750    7,200

State Farm Interim Fund, Inc.               2,250    2,400

State Farm Municipal Bond Fund, Inc.        4,500    4,800

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments) for each of the fiscal years ended November 30, were as follows:

                                              2000          1999
                                          ------------  ------------
STATE FARM GROWTH FUND, INC.

Purchases                                 $160,503,816   166,759,514

Proceeds from sales                         90,010,936    50,948,078
STATE FARM BALANCED FUND, INC.

Purchases                                   48,767,099   121,270,812

Proceeds from sales                         74,382,336    42,344,646
STATE FARM INTERIM FUND, INC.

Purchases                                   15,123,281    26,673,672

Proceeds from sales                         51,593,613    17,750,000
STATE FARM MUNICIPAL BOND FUND, INC.

Purchases                                   24,318,973    48,533,279

Proceeds from sales                         36,912,396    35,579,660

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's Statement of Changes in Net Assets are in respect of the following number of shares:

                                             2000         1999
                                          -----------  ----------
STATE FARM GROWTH FUND, INC.

Shares sold                                10,621,413   6,423,670

Shares issued in reinvestment of
  ordinary
  income dividends and capital gain
  distributions                               841,549     666,008
                                          -----------  ----------

                                           11,462,962   7,089,678

Less shares redeemed                        8,825,806   4,646,586
                                          -----------  ----------

Net increase in shares outstanding          2,637,156   2,443,092
                                          ===========  ==========
STATE FARM BALANCED FUND, INC.

Shares sold                                 3,003,616   2,212,658

Shares issued in reinvestment of
  ordinary
  income dividends and capital gain
  distributions                               705,906     518,187
                                          -----------  ----------

                                            3,709,522   2,730,845

Less shares redeemed                        4,021,390   1,992,292
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                                (311,868)    738,553
                                          ===========  ==========
STATE FARM INTERIM FUND, INC.

Shares sold                                 5,071,077   7,721,510

Shares issued in reinvestment of
  ordinary
  income dividends                            834,715     959,304
                                          -----------  ----------

                                            5,905,792   8,680,814

Less shares redeemed                        9,924,760   8,132,727
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                              (4,018,968)    548,087
                                          ===========  ==========
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                 3,202,250   4,692,572

Shares issued in reinvestment of
  ordinary
  income dividends                          1,682,684   1,721,081
                                          -----------  ----------

                                            4,884,934   6,413,653

Less shares redeemed                        6,305,824   4,685,530
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                              (1,420,890)  1,728,123
                                          ===========  ==========

                        STATE FARM ASSOCIATES' FUNDS TRUST
                      PART C OF THE REGISTRATION STATEMENT

ITEM 23.  EXHIBITS

          (a) Declaration of Trust (exhibit (a) to post-effective amendment No. 44) (1).

          (b)     Bylaws (exhibit (b) to post-effective amendment No. 44) (1).

          (c)     N/A

          (d) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.

          (e) Distribution Agreement between Registrant and State Farm VP Management Corp.

          (f)     N/A

          (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank

          (g)(2) Global custody rider to custody agreement between Registrant and The Chase Manhattan Bank

          (g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp.

          (h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company

          (h)(2) Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company.

          (h)(3)  Transfer Agency and Service Agreement

          (i)     Consent of Bell, Boyd & Lloyd LLC

          (j)     Consent of Ernst & Young LLP

          (k)     N/A

          (l)     N/A

          (m)     N/A

          (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust

------------------

(1) Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement filed on January 30, 2001.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25.  INDEMNIFICATION

      As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 5, 2001 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

      To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by registrant or its trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

      The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The information in the statement of additional information under the caption "Trustees and Officers" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds (see item 27 below), neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature either for their own account or in the capacity of director, officer, employee, partner or trustee.

      Directors and Officers of State Farm Investment Management Corp.:

      Edward B. Rust, Jr., Director and President*

      Roger S. Joslin, Director, Senior Vice President and Treasurer*

      John J. Killian, Director, Financial Vice President - State Farm Mutual Automobile Insurance Company, State Farm Fire and Casualty Company, State Farm General Insurance Company and State Farm Indemnity Company; Underwriter - State Farm Lloyds; Controller - State Farm Lloyds, Inc.; Vice President and Controller - State Farm County Mutual Insurance Company of Texas; Vice President and Treasurer - State Farm Florida Insurance Company; Secretary and Assistant Treasurer - State Farm International Services, Inc.; Assistant Treasurer - State Farm Companies Foundation.

      Kurt G. Moser, Director and Senior Vice President*

      Vincent J. Trosino, Director, Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company; Director and Vice Chairman of the Board - State Farm Fire and Casualty Company and State Farm Life Insurance Company; Director, Assistant Secretary and Treasurer - State Farm General Insurance Company;
      Director - State Farm Lloyds, Inc., State Farm International Services, Inc., State Farm Annuity and Life Insurance Company, and State Farm Life and Accident Assurance Company; Assistant Secretary - State Farm Companies Foundation.

      Paul N. Eckley, Senior Vice President *

      Susan D. Waring, Vice President *

      David R. Grimes, Vice President and Secretary *

      Michael L. Tipsord, Assistant Secretary *

      Jerel S. Chevalier, Assistant Secretary-Treasurer *

      Howard Thomas, Assistant Secretary - Treasurer *

      Donald O. Jaynes, Assistant Secretary *

      Stephen L. Horton, Assistant Secretary *

      David M. Moore, Assistant Secretary *

* See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to, (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Variable Product Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal               Positions and Offices                    Positions and Offices
Business Address                 With Underwriter                         With Registrant
------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.               Director and President                   Trustee and President

Roger S. Joslin                  Director, Senior Vice President and      Trustee, Senior Vice President and
                                 Treasurer                                Treasurer

Charles R. Wright                Director and Senior Vice President       None

Roger B. Tompkins                Director and Senior Vice President       None

Susan D. Waring                  Vice President                           Vice President

Kurt G. Moser                    Director and Senior Vice President       Senior Vice President

Paul N. Eckley                   Senior Vice President                    Senior Vice President

David R. Grimes                  Vice President and Secretary             Vice President and Secretary

Michael L. Tipsord               Assistant Secretary                      Assistant Secretary

Jerel S. Chevalier               Assistant Secretary-Treasurer            Assistant Secretary-Treasurer

Max E. McPeek                    Vice President                           None

Ralph O. Bolt                    Vice President                           None

Terry L. Huff                    Vice President                           None

Stephen L. Horton                Counsel and Assistant Secretary          Assistant Secretary


                        Net
     Name of       Underwriting    Compensation on
    Principal      Discounts and    Redemption and      Brokerage         Other
  Underwriter      Commissions       Repurchase        Commissions     Compensation
-----------------------------------------------------------------------------------
State Farm VP        N/A              N/A                N/A             N/A
Management
Corp.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     (a)  Registrant

     (b)  State Farm Investment Management Corp.
          One State Farm Plaza
          Bloomington, Illinois  61710-0001

ITEM 29.  MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS

      The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund is delivered a copy of the Registrant's latest annual report to shareholders.

      The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Associates' Funds Trust, has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 29th day of March 2001.

                                              STATE FARM ASSOCIATES' FUNDS TRUST



                                              By: /s/ Edward B. Rust, Jr.
                                                  ------------------------------
                                                      Edward B. Rust, Jr.
                                                      Trustee and President

      Pursuant to the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                         Title                                  Date
     ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                      March 29, 2001

Roger S. Joslin            Trustee, Senior Vice President and         March 29, 2001
                           Treasurer

Thomas M. Mengler          Trustee                                    March 29, 2001

James A. Shirk             Trustee                                    March 29, 2001

Donald A. Altorfer         Trustee                                    March 29, 2001

Victor J. Boschini         Trustee                                    March 29, 2001

David L. Vance             Trustee                                    March 29, 2001



                                                By: \s\ David Moore
                                                        David Moore
                                                        Attorney-In-Fact
                                                        March 29, 2001


      Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                                  EXHIBIT INDEX

-------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT                             DESCRIPTION
         EXHIBIT
-------------------------------------------------------------------------------
            1                                        POWER OF ATTORNEY
-------------------------------------------------------------------------------

N-1A ITEM 23 EXHIBIT LETTER                             DESCRIPTION



            (d) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp.

            (e) Distribution Agreement between Registrant and State Farm VP Management Corp.

            (g)(1) Custodial Agreement between Registrant and The Chase Manhattan Bank

            (g)(2) Global Custody Rider to Custody Agreement between Registrant and The Chase Manhattan Bank

            (g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp.

            (h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company

            (h)(2) Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company.

            (h)(3)            Transfer Agency and Service Agreement

            (i)               Consent of Bell, Boyd & Lloyd LLC

            (j)               Consent of Ernst & Young LLP

            (p) Code of Ethics of State Farm Associates' Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust